UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Equinix, Inc.

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EQUINIX, INC.
One Lagoon Drive, Fourth Floor
Redwood City, CA 94065
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held June 4, 2014
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Equinix, Inc., a Delaware corporation (“Equinix”). The meeting will be held on the first floor of our headquarters located at One Lagoon Drive, Redwood City, California, on Wednesday, June 4, 2014, at 10:30 a.m. for the purpose of considering and voting on:
(1)
  Election of directors to the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;
(2)
  Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;
(3)
  Approval, by a non-binding advisory vote, of the compensation of our named executive officers;
(4)
  Approval of an amendment to Equinix’s Amended and Restated Certificate of Incorporation (“Charter”) to impose ownership and transfer restrictions in connection with Equinix’s real estate investment trust (“REIT”) conversion plan;
(5)
  Approval of an amendment to Equinix’s 2004 Employee Stock Purchase Plan (“ESPP”) to extend its term and remove the annual automatic increase in the number of shares available for purchase under the ESPP; and
(6)
  Such other business as may properly come before the meeting or any adjournments or postponements thereof.
The foregoing items of business are more fully described in the attached Proxy Statement.
Only stockholders of record at the close of business on April 21, 2014 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at our headquarters located at One Lagoon Drive, Fourth Floor, Redwood City, California, during ordinary business hours for the 10-day period prior to the Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Peter Van Camp
Peter Van Camp
Executive Chairman
Redwood City, California
May 1, 2014

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-paid envelope, or follow the instructions below to submit your proxy by telephone or on the Internet. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 4, 2014:
The Proxy Statement and Annual Report to Stockholders on Form 10-K are available at
http://investor.equinix.com/phoenix.zhtml?c=122662&p=proxy

PROXY STATEMENT

i

EQUINIX, INC.
One Lagoon Drive, Fourth Floor
Redwood City, CA 94065
PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS
June 4, 2014
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of Equinix, Inc. (“Equinix”) is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”). You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.
We intend to mail this proxy statement and accompanying proxy card on or about May 1, 2014 to all stockholders of record entitled to vote at the Annual Meeting.
Can I obtain an on-line version of the materials?
This proxy statement and Equinix’s annual report on Form 10-K are available on-line at http://investor.equinix.com/phoenix.zhtml?c=122662&p=proxy.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 21, 2014 will be entitled to vote at the Annual Meeting. On this record date, there were 49,798,189 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on April 21, 2014, your shares were registered directly in your name with Equinix’s transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on April 21, 2014, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.
Who may attend the Annual Meeting?
Only persons with evidence of stock ownership or who are guests of Equinix may attend and be admitted to the Annual Meeting. Photo identification will be required (a valid driver’s license or passport is preferred). If your shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee, or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. For assistance with directions to our headquarters where the Annual Meeting will be held, please call 650-598-6000.

What am I voting on?
There are five matters scheduled for a vote:
1.
  Election of directors.
2.
  Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.
3.
  Approval, by a non-binding advisory vote, of the compensation of our named executive officers.
4.
  Approval of an amendment to Equinix’s Charter to impose ownership and transfer restrictions in connection with Equinix’s REIT conversion plan.
5.
  Approval of an amendment to Equinix’s 2004 ESPP to extend its term and remove the annual automatic increase in the number of shares available for purchase under the ESPP.
How do I vote?
On the matters to be voted on, including the nominees to the Board, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.
1.
  To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
2.
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
3.
  To vote over the telephone, dial toll-free (from the U.S., Canada and U.S. Territories) 1-800-652-VOTE (8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 1:00 a.m., Central Time, on June 4, 2014 to be counted.
4.
  To vote on the Internet, go to www.investorvote.com/EQIX to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 1:00 a.m., Central Time, on June 4, 2014 to be counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Equinix. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or on the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of April 21, 2014.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all nominees for director, “For” the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, “For” the compensation of our named executive officers, “For” the REIT proposal, and “For” the ESPP amendment.
If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who can I contact with questions?
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitation firm, Georgeson Inc., at 1-866-203-9357.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies including the fee to Georgeson Inc., who will help us solicit proxies, of $7,500, plus expenses. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:
1.
  You may submit another properly completed proxy card with a later date.
2.
  You may send a written notice that you are revoking your proxy to Equinix’s Secretary at One Lagoon Drive, Fourth Floor, Redwood City, CA 94065.
3.
  You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” votes, “Against” votes, abstentions and broker non-votes (when shares are held by brokers that do not have discretionary authority to vote on a matter, and have not received voting instructions from their clients).
If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker with respect to a “non-discretionary” matter, your shares will not be voted on such matter and will not be counted as shares entitled to vote on such matter. For example, if you do not provide voting instructions to your broker, the broker could vote your shares for Proposal No. 2 (the ratification of the appointment of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2014) but not for the other proposals, including the election of directors.
Shares not present at the meeting and shares voting “abstain” have no effect on the election of directors. For the other proposals, abstentions have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for Proposals No. 1, 2, 3 and 5. For Proposal No. 4, broker non-votes have the same effect as “Against” votes. Broker non-votes will be counted in determining whether there is a quorum.
How many votes are needed to approve each proposal?
1.
  To be elected, directors must receive a majority of the votes cast (that is, the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee).
2.
  To be approved, Proposal No. 2, the ratification of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2014, must receive a “For” vote from the majority of shares present and entitled to vote on the proposal either in person or by proxy.
3.
  To be approved on an advisory non-binding basis, Proposal No. 3, the compensation of our named executive officers must receive a “For” vote from the majority of shares present and entitled to vote on the proposal either in person or by proxy.
4.
  To be approved, Proposal No. 4, the amendment of Equinix’s Charter to impose ownership and transfer restrictions in connection with the REIT conversion plan, must receive a “For” vote from the holders of a majority of our outstanding shares.
5.
  To be approved, Proposal No. 5, the amendment of the 2004 ESPP, must receive a “For” vote from the majority of shares present and entitled to vote on the proposal either in person or by proxy.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares is represented by stockholders present at the meeting or by proxy. On the record date, there were 49,798,189 shares outstanding and entitled to vote. Thus 24,899,095 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published on a Current Report on Form 8-K filed within four business days after the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS
Equinix’s Board currently consists of eight directors. Equinix’s Bylaws provide that the number of directors will be determined by the Board and the number of directors is currently set at nine. Thus, there is one vacant seat on Equinix’s Board that Equinix does not intend to fill at this Annual Meeting. Our Bylaws provide that a director nominee must receive a majority of the votes cast with respect to such nominee in uncontested director elections (i.e. the number of shares voted “for” a director nominee must exceed the number of shares voted “against” such nominee). If an incumbent director nominee fails to receive a majority of the votes cast in an uncontested election, the director shall immediately tender his or her resignation to the Board. The Governance Committee of the Board, or such other committee designated by the Board, shall make a recommendation to the Board as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board shall act on the resignation, taking into account the committee’s recommendation, and publicly disclose its decision regarding the resignation within 90 days following certification of the election results. If the Board accepts a director’s resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, the remaining members of the Board may fill the resulting vacancy or may decrease the size of the Board.
All directors will be elected at the Annual Meeting to serve for a term expiring at the next annual meeting of stockholders and until his or her successor is elected, or until the director’s death, resignation or removal. If you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted for the eight persons recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you must do so with respect to the individual nominee. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by Equinix’s Board. Each person nominated for election has agreed to serve if elected, and our Board has no reason to believe that any nominee will be unable to serve.
The eight directors who are being nominated for election by the holders of common stock to the Board, their ages as of April 1, 2014, their positions and offices held with Equinix and certain biographical information, including directorships held with other public companies during the past five years, are set forth below. In addition, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Nominating Committee and the Board to determine that each nominee should serve as a director of Equinix. The Board recommends a vote FOR the election to the Board of each of the following eight nominees.

Nominees	Age	Positions and Offices Held with Equinix
Thomas Bartlett	55	Director
Gary Hromadko	61	Director
Scott Kriens	56	Director
William Luby	54	Director
Irving Lyons, III	64	Director
Christopher Paisley	61	Lead Independent Director
Stephen Smith	57	Director, Chief Executive Officer and President
Peter Van Camp	58	Executive Chairman

Thomas Bartlett has served as a member of our Board since April 2013. Mr. Bartlett has served as Executive Vice President and Chief Financial Officer of American Tower, an owner and operator of wireless and broadcast communications sites that operates as a REIT, since April 2009. Prior to joining American Tower, Mr. Bartlett spent 25 years at Verizon Communications and its predecessor companies in numerous operations and business development roles, most recently as Senior Vice President and Corporate Controller from November 2005. Mr. Bartlett began his career at Deloitte, Haskins & Sells. We believe Mr. Bartlett’s experience at American Tower with converting to, and operating as, a REIT will be of value to the Board as Equinix pursues its own conversion to a REIT. His experience in the telecommunications and wireless infrastructure fields, his extensive operating experience, and his accounting and finance expertise gained from executive roles at publicly-traded companies, also qualify him to serve on our Board.

Gary Hromadko has served as a member of our Board since June 2003. Mr. Hromadko has been a venture partner at Crosslink Capital, a venture capital firm, since June 2002. In addition to his responsibilities with Crosslink Capital, Mr. Hromadko has been active as a private investor since 1993. Mr. Hromadko serves on the board of directors of several privately held companies. He also previously served as a director of the public company Carbonite, Inc. during the past five years. We believe Mr. Hromadko’s experience as an investor in the communications services and infrastructure sectors, two important customer segments to Equinix and sectors where trends are closely watched as important to our future strategy and positioning, his financial and capital markets experience, and his experience with Equinix dating back to 2003, qualify him to serve on our Board.
Scott Kriens has served as a member of our Board since July 2000. Mr. Kriens has served as Chairman of the Board of Directors of Juniper Networks, Inc., a publicly traded Internet infrastructure solutions company, since September 2008. From October 1996 to September 2008, Mr. Kriens served as Juniper’s Chief Executive Officer and Chairman of the Board of Directors. From April 1986 to January 1996, Mr. Kriens served as Vice President of Sales and Vice President of Operations at StrataCom, Inc., a telecommunications equipment company, which he co-founded in 1986. He also previously served as a director of VeriSign, Inc., a public company, during the past five years. We believe Mr. Kriens’ extensive experience in the sectors of communications services and internet infrastructure, two important sectors to Equinix as discussed above, as well as his executive leadership and management experience leading a high growth company, qualify him to serve on our Board.
William Luby has served as a member of our Board since April 2010. Mr. Luby has served as the managing partner of Seaport Capital, a private equity firm, and its predecessor companies since 1996. He previously was a Managing Director at Chase Capital, the private equity affiliate of the Chase Manhattan Corporation. Mr. Luby also serves on the board of directors of several privately held companies, and previously served as Chairman of the Board of Directors of Switch & Data Facilities Company, Inc., a public company, prior to its acquisition by Equinix in 2010. Mr. Luby has been an active investor in the telecommunications industry for 20 years. We believe that this experience, his experience in the acquisition and integration of assets, including through his service as a director at Switch & Data, and his familiarity with our industry qualify him to serve on our Board.
Irving Lyons, III has served as a member of our Board since February 2007. Mr. Lyons has been a principal of Lyons Asset Management, a California-based private investment firm, since January 2005. From December 1993 to January 2005, Mr. Lyons was employed at ProLogis, a global provider of distribution facilities and services, where he served as Chief Investment Officer from March 1997 to December 2004 and as Vice Chairman of the Board of Directors from December 2001 to January 2005. Mr. Lyons serves on the Boards of Directors of the publicly traded REITs BRE Properties, Inc. and ProLogis, where he serves as Lead Independent Director. We believe Mr. Lyons’s qualifications to sit on our Board include his global real estate experience, including his experience as a Chief Investment Officer at a real estate concern, which provides valuable insight to discussions of site selection and negotiations as Equinix conducts expansion planning and management of its real estate portfolio, his experience with REITs, as well as his knowledge of capital markets and executive leadership and management experience.
Christopher Paisley has served as a member of our Board since July 2007 and as Lead Independent Director since February 2012. Mr. Paisley has been the Dean’s Executive Professor of Accounting at the Leavey School of Business at Santa Clara University since January 2001. From September 1985 until May 2000, Mr. Paisley was the Senior Vice President of Finance and Chief Financial Officer of 3Com Corporation. Mr. Paisley currently serves as a director of Ambarella, Inc., Bridge Capital Holdings, Control4 Corporation and YuMe Inc., and as Lead Independent Director of Fortinet, Inc., all public companies. He also previously served as a director of the public companies 3PAR Inc. and Volterra Semiconductor Corporation during the past five years. We believe Mr. Paisley’s qualifications to sit on our Board include his accounting and finance expertise, his experience as a Chief Financial Officer at a technology company, and his extensive public company board and audit committee experience. Mr. Paisley’s experience has led our Board to determine he is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stephen Smith has served as our Chief Executive Officer and President and as a member of our Board since April 2007. Prior to joining us, Mr. Smith served as Senior Vice President at HP Services, a business segment of Hewlett-Packard Co., from January 2005 to October 2006. Prior to joining Hewlett-Packard Co., Mr. Smith served as Vice President of Global Professional and Managed Services at Lucent Technologies Inc., a communications solutions provider, from September 2003 to January 2005. From October 1987 to September 2003, he spent 17 years with Electronic Data Systems Corporation (“EDS”), a business and technology solutions company, in a variety of positions, including Chief Sales Officer, President of EDS Asia-Pacific, and President of EDS Western Region. Mr. Smith serves on the board of directors of F5 Networks, a public company, and previously served as a director of Volterra Semiconductor and 3PAR Inc., both public companies, during the past five years. We believe Mr. Smith’s understanding of Equinix’s needs, challenges and opportunities that he has acquired as our Chief Executive Officer and President, an extensive career history at technology services and critical infrastructure companies, and prior executive leadership and management experience, qualify him to serve on our Board.
Peter Van Camp has served as our Executive Chairman since April 2007. Prior to becoming Executive Chairman, Mr. Van Camp served as our Chief Executive Officer and as a director since May 2000 and as President since March 2006. In addition, in December 2005, Mr. Van Camp was re-elected as Chairman of the Board, having previously served in that capacity from June 2001 to December 2002. From January 1997 to May 2000, Mr. Van Camp was employed at UUNET, the Internet division of MCI WorldCom (now Verizon), where he served as President of Internet Markets and as President of the Americas region. During the period from May 1995 to January 1997, Mr. Van Camp was President of Compuserve Network Services, an Internet access provider. Before holding this position, Mr. Van Camp held various positions at Compuserve, Inc. during the period from October 1982 to May 1995. Mr. Van Camp currently serves as a director of the public company Silver Spring Networks Inc. and previously served as a director of Packeteer, Inc., a public company, during the past five years. We believe Mr. Van Camp’s long history with Equinix, in the roles of Chief Executive Officer, President and Executive Chairman, dating back to 2000, in addition to his communications services and internet infrastructure background and his extensive experience at technology services companies, qualify him to serve on our Board, and that in the role of Executive Chairman he is able to effectively facilitate the dialogue between the Board and Equinix’s executive leadership.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 1

PROPOSAL 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Equinix is asking the stockholders to ratify the appointment of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.
If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Equinix and its stockholders.
PricewaterhouseCoopers LLP has audited Equinix’s financial statements since 2000. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 2

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
The Audit Committee serves as the representative of the Board for general oversight of Equinix’s financial accounting and reporting process, system of internal control, audit process, process for monitoring compliance with laws and regulations, and Equinix’s Code of Ethics for Chief Executive Officer and Senior Financial Officers. The Audit Committee annually appoints an independent registered public accounting firm to express an opinion on the financial statements and on Equinix’s internal control over financial reporting based on an integrated audit. A more detailed description of the functions of the Audit Committee can be found in Equinix’s Audit Committee Charter, published on the corporate governance section of Equinix’s website at www.equinix.com.
During the start of fiscal year 2013, the Audit Committee consisted of Messrs. Clontz, Hromadko and Paisley. In April of 2013, Mr. Bartlett joined the Audit Committee and in June of 2013 Mr. Clontz left the Audit Committee. Mr. Paisley is the Audit Committee’s chairman and financial expert. The Audit Committee held nine meetings during the last fiscal year.
Equinix’s management has primary responsibility for preparing Equinix’s financial statements and maintaining Equinix’s financial reporting process. Equinix’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), is responsible for expressing an opinion on the conformity of Equinix’s financial statements to generally accepted accounting principles and on Equinix’s internal control over financial reporting based on an integrated audit. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the Audit Committee’s members in business, financial and accounting matters.
In this context, the Audit Committee hereby reports as follows:
•
  The Audit Committee has reviewed and discussed the audited financial statements with Equinix’s management and the independent registered public accounting firm.
•
  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Codification of Statements on Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board.
•
  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence.
Aggregate fees for professional services rendered for Equinix by PricewaterhouseCoopers as of, or for the years ended December 31, 2013 and 2012, were:

	December 31,
	2013	2012
Audit	$4,966,985	$5,092,755
Audit-related	174,000	47,096
Tax	—	328,040
All Other	10,000	3,000
Total	$5,150,985	$5,470,891

The Audit fees for the years ended December 31, 2013 and 2012, respectively, were for professional services rendered for the audits of the consolidated financial statements of Equinix and the financial statements of certain of its subsidiaries. In addition, the professional services included comfort letters, consents and assistance with the review of documents filed with the Securities and Exchange Commission.

The Audit-related fees for the years ended December 31, 2013 and 2012, respectively, were for assurance and related accounting and advisory services related to debt offerings and business process documentation assistance.
The Tax fees for the year ended December 31 2012 were for services related to tax compliance, REIT conversion analysis, tax planning and tax advice relating to various projects.
The All Other fees for the year ended December 31, 2013 and 2012, respectively, were for licensed software tools used for financial reporting.
Equinix’s Audit Committee adopted pre-approval policies and procedures for audit and non-audit services during the fiscal year 2003. All audit, audit-related and tax services are approved in advance by Equinix’s Audit Committee to assure they do not impair the independence of Equinix’s independent registered public accounting firm. At the beginning of each fiscal year, management prepares an estimate of all such fees for the duration of the fiscal year and submits the estimate to the Audit Committee for review and pre-approval. Any modifications to the estimates are submitted to the Audit Committee for pre-approval at the next regularly scheduled Audit Committee meeting, or if action is required sooner, to the chairman of the Audit Committee. All fees paid to Equinix’s independent registered public accounting firm during the fiscal years 2013 and 2012 were in accordance with this pre-approval policy.
Based on the Audit Committee’s discussion with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee approved the audited financial statements and recommended that the audited financial statements be included in Equinix’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also approved, subject to stockholder ratification, the selection of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm.
Each of the members of the Audit Committee is independent as such term is defined under the rules of the Securities and Exchange Commission and the listing standards of the NASDAQ Stock Market.
Submitted by the following members of the Audit Committee:
Christopher Paisley, Chairman
Thomas Bartlett
Gary Hromadko

PROPOSAL 3
ADVISORY NON-BINDING VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 contains a provision that is commonly known as “Say-on-Pay.” Say-on-Pay gives our stockholders an opportunity to vote on an advisory, non-binding basis to approve the compensation of our named executive officers as disclosed in this proxy statement. We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the executive compensation program and practices described in this proxy statement. Please read the Compensation Discussion and Analysis and the executive compensation tables and narrative disclosure for a detailed explanation of our executive compensation program and practices and also consider the following:
Our executive compensation program is tied directly to the performance of the business to ensure strong growth and value creation for stockholders using metrics we believe best indicate the success of our business. Our executive compensation is primarily performance-based and 100% at risk if target performance levels are not met.
For 2013, 100% of our short- and long-term incentives were performance-based and at risk, dependent on annual revenue and adjusted EBITDA growth, along with total shareholder return (“TSR”) achievement against the IWB Russell 1000 Index Fund (the “Russell 1000”) over a two year period. The target performance goals set for 2013 demanded meaningful organic growth from 2012 — greater than 16% growth to revenue and 19% growth to adjusted EBITDA to achieve the full value of the incentives.
In 2013, we continued to invest in the business through organic expansions, the acquisition of real estate, and other investments to scale the business for future growth opportunities. In 2013, we also continued with our plans to pursue conversion to a REIT effective January 1, 2015, raised $1.5 billion in high yield notes and announced a $500 million share repurchase program, all part of a capital allocation strategy to deliver long-term stockholder value. Although we delivered revenue growth of 13% and adjusted EBITDA growth of 11%, after adjusting for foreign currency movements and other required adjustments, over strong 2012 results, and our stock outperformed the Russell 1000 by 18.24% over 2012-2013, these results fell short of the highest targets set for our executive incentive compensation. These highest targets, in some cases, included stretch financial objectives above our operating plan. These results are reflected in the 2013 compensation of our named executive officers.
Accordingly, we ask that you vote “FOR” the following resolution:
“RESOLVED, that the stockholders of Equinix, Inc. hereby approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement.”
This advisory vote on executive compensation is not binding on us. However, the Board and the Compensation Committee highly value the opinions of our stockholders. To the extent there is a significant vote against this proposal, we will seek to determine the reasons for our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns when making future executive compensation decisions.
The Board Of Directors Recommends
A Vote “FOR” Proposal 3

Executive Officers
The following are the executive officers (as defined by applicable securities laws) of Equinix, with the exception of Mr. Smith, Equinix’s Chief Executive Officer and President, whose information appears in the section “Election of Directors,” their ages as of April 1, 2014, their positions and offices held with Equinix and certain biographical information. All serve at the discretion of the Board.

Executive Officers	Age	Positions and Offices Held with Equinix
Keith Taylor	52	Chief Financial Officer
Sara Baack	42	Chief Marketing Officer
Charles Meyers	48	Chief Operating Officer
Eric Schwartz	47	President, Equinix EMEA
Karl Strohmeyer	42	President, Equinix Americas

Keith Taylor has served as our Chief Financial Officer since September 2005. From February 2001 to September 2005, Mr. Taylor served as our Vice President, Finance and Chief Accounting Officer. In addition, from February 1999 to February 2001, Mr. Taylor served as our Director of Finance and Administration. Before joining us, Mr. Taylor was employed by International Wireless Communications, Inc., an operator, owner and developer of wireless communication networks, as Vice President Finance and Interim Chief Financial Officer. Prior to joining International Wireless Communications, Inc., Mr. Taylor was employed by Becton Dickinson & Company, a medical and diagnostic device manufacturer, as a senior sector analyst for the diagnostic businesses in Asia, Latin America and Europe.
Sara Baack has served as Chief Marketing Officer since September 2012. Prior to joining us, Ms. Baack was employed at Level 3 Communications, a communications services company, from August 2000 to August 2012, most recently as Senior Vice President of Product Management. Prior to joining Level 3, Ms. Baack worked at PaineWebber Incorporated as Vice President of Principal Transactions where she invested proprietary private equity capital in the communications sector.
Charles Meyers has served as our Chief Operating Officer since August 2013. Previously, he served as our President, Equinix Americas from September 2010 to August 2013. Prior to joining us, Mr. Meyers was employed at VeriSign, an Internet security company now part of Symantec Corp., from November 2006 to March 2010, most recently as Group President of Messaging and Mobile Media, and as a Product Group Executive for the Security and Communications portfolio. Prior to joining VeriSign, Mr. Meyers held various positions at Level 3 Communications, a communications services company, including Group Vice President of Global Marketing, President of IP and Data Services and Senior Vice President, Softswitch Services, from August 2001 to May 2006.
Eric Schwartz has served as President, Equinix EMEA since June 2008. Previously, he served as our Chief Development Officer from January 2008 to June 2008 and as Vice President, Strategy and Services from May 2006 to January 2008. Prior to joining us, Mr. Schwartz was Vice President of IP Communications at BellSouth, a telecommunications company, where he was employed from November 1997 to February 2006.
Karl Strohmeyer has served as President, Equinix Americas since December 2013. Prior to joining us, Mr. Strohmeyer was most recently Group Vice President for the North American Enterprise Group at Level 3 Communications, a communications services company, where he was employed from 2001 to November 2013 in various roles. Prior to joining Level 3, Mr. Strohmeyer held various executive positions at NetRail, a telecommunications services company.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Compensation Discussion and Analysis
Introduction
This Compensation Discussion and Analysis (“CD&A”) describes Equinix’s executive compensation policies and decisions for the individuals who served as our chief executive officer and chief financial officer during 2013, as well as the other individuals included in the 2013 Summary Compensation Table in this proxy statement, who are collectively referred to as the named executive officers. Those individuals are:
•
  Stephen Smith:
    Chief Executive Officer and President
•
  Keith Taylor:
    Chief Financial Officer
•
  Charles Meyers:
    Chief Operating Officer(1)
•
  Eric Schwartz:
    President, Equinix EMEA
•
  Karl Strohmeyer:
    President, Equinix Americas
•
  Peter Ferris:
    Senior Vice President, Office of the CEO(2)
Executive Summary
Our executive compensation program is tied directly to the performance of the business to ensure strong growth and value creation for stockholders using metrics we believe best indicate the success of our business.
We continued to invest in the business in 2013 through organic expansions, the acquisition of real estate, and other investments to scale the business for future growth opportunities. In 2013, we also continued with our plans to pursue conversion to a REIT effective January 1, 2015, raised $1.5 billion in high yield notes and announced a $500 million share repurchase program, all part of a capital allocation strategy to deliver long-term stockholder value.
For 2013, 100% of our short and long term incentives were performance-based and at risk, dependent on annual revenue and adjusted EBITDA growth, along with total shareholder return (“TSR”) achievement against the IWB Russell 1000 Index Fund (the “Russell 1000”) over a two year period. Although we delivered revenue growth of 13% and adjusted EBITDA growth of 11%, after adjusting for foreign currency movements and other required adjustments, over strong 2012 results, and our stock outperformed the Russell 1000 by 18.24% over 2012-2013, these results fell short of the highest targets set for our executive incentive compensation. These highest targets, in some cases, included stretch financial objectives above our operating plan. These results are reflected in the 2013 compensation of our named executive officers.
Our executive compensation philosophy is illustrated and executed by the following examples and governance features:
•
  Our executive compensation is primarily performance-based and 100% at risk if target performance levels are not met.
•
  The target performance goals set for 2013 demanded meaningful organic growth from 2012 — greater than 16% growth to revenue and 19% growth to adjusted EBITDA to achieve the full value of the incentives.
•
  For 2013, the Compensation Committee approved stock ownership guidelines for Mr. Smith and his direct reports, at a level of three times and one time base salary, respectively.
•
  Named executive officers at Equinix are not offered any significant perquisites or tax gross-ups, other than in connection with a relocation or international assignment.

(1)
  Transitioned to the role of Chief Operating Officer from President, Americas effective August 14, 2013.
(2)
  Transitioned from the role of Chief Sales Officer effective August 14, 2013.

•
  Our Compensation Committee is comprised solely of independent members.
•
  An independent Compensation Committee compensation consultant, Compensia, Inc., is retained directly by the Compensation Committee and performs no other work for Equinix.
•
  In February 2014, we conducted a risk assessment of our compensation programs and presented the results to the Compensation Committee. The Compensation Committee considered the findings of the assessment and agreed with our conclusion that our compensation programs do not create excessive or inappropriate risks for Equinix.
In 2013, our compensation program for the named executive officers consisted primarily of base salary, annual incentive compensation, and long-term incentive compensation in the form of performance-based restricted stock units (“RSUs”), for total potential compensation in 2013 as follows(3):

CEO
Base Salary
Annual Incentive Compensation
Performance-Based RSUs

Other Named Executive Officers
Base Salary
Annual Incentive Compensation
Performance-Based RSUs

Finally, in 2013 we held our annual stockholder advisory vote on executive compensation. The proposal received significant stockholder support, with over 94% of shares represented in person or by proxy at the meeting, and entitled to vote on the matter, voting in favor of our program. The voting results did not result in any changes to our executive compensation program design for 2014.

(3)
  Reflects the market value of the performance-based RSU awards on the grant date of February 14, 2013. Assumes the maximum size award is earned under the 2013 annual incentive plan and the maximum number of shares is earned under the performance-based RSU awards. Does not include the compensation of Mr. Strohmeyer who joined in December 2013.

2013 Executive Compensation Program
2013 Program Philosophy and Objectives
Our executive compensation philosophy for 2013 was to provide competitive total rewards programs globally to attract and retain top talent, utilizing a pay for performance strategy at both the company and the individual level. Consistent with our compensation philosophy, a significant percentage of each executive officer’s total compensation is tied to performance. Though the Compensation Committee sets each compensation element for each executive officer individually, in 2013 the average overall potential pay mix for the named executive officers was(4):
•
  Base Salary: 13%
•
  Annual Incentive Compensation: 9%
•
  Long-Term Equity Compensation: 78%
2013 Pay Positioning
In making compensation decisions for 2013, the Compensation Committee assessed compensation levels against data provided by its consultant, Compensia, and approved compensation plans and arrangements taking into account our competitive market for talent, including a peer group of companies against which we compare our performance and executive compensation programs.
For 2013 executive compensation, our goal was to provide base salary targeted at the 50th percentile and total cash compensation targeted between the 50th and 75th percentiles of market competitive pay practices if targeted levels of performance were achieved under the annual cash incentive plan. We generally targeted equity compensation at the 75th percentile of market competitive pay practices, with upside potential at the 90th percentile, to aggressively align executive performance and rewards to company results and stockholder interests. We believe our company’s strong performance in recent years, and the fact that a significant percentage of each executive officer’s total compensation is tied to performance and thus “at risk,” supports our target pay positioning.
We use peer group survey data, proxy statement data and technology industry survey data to define our competitive market. With the assistance of Compensia, a preliminary list of peer group companies was selected to establish the competitive market for the compensation of our executive officers in May of 2012. Factors considered in developing the peer group were revenues of approximately 0.75-2.0x Equinix’s then current revenue, market capitalization of approximately 0.33-3.0x Equinix’s then current market capitalization, and ISS’ peer selection criteria. The peer group was reviewed and approved by our Chief Executive Officer and the Compensation Committee. Our peer group will be reviewed annually to ensure it reflects changes in our market and competitors for business and talent. For 2013 compensation decisions, our peer group consisted of the following companies:

• Akamai Technologies • BMC Software • Digital Realty Trust • F5 Networks • JDS Uniphase • Rackspace Hosting • Salesforce.com • Trimble Navigation	• Autodesk • Citrix Systems • Dolby Laboratories • FLIR Systems • Polycom • Red Hat • Synopys

(4)
  Reflects the market value of the performance-based RSU awards on the grant date of February 14, 2013. Assumes the maximum size award is earned under the 2013 annual incentive plan and the maximum number of shares is earned under the performance-based RSU awards. Does not include the compensation of Mr. Strohmeyer who joined in December 2013.

In 2012, we participated in the AON/Radford High Technology compensation survey and used peer market data from a subset of the survey to benchmark our executive positions for 2013 compensation decisions. This market data included companies from our peer list with revenues ranging from $660 million to $1.7 billion, a market capitalization ranging from $2 billion to $8 billion, a market capitalization as a multiple of revenue of 2.5x or greater, revenue growth of 20% or greater, and with 20% or more revenue coming from outside the U.S.
The Compensation Committee reviews the executive compensation levels of our executive officers at least annually to determine positioning to the competitive market. If an element of compensation is found to be below the desired target level, a recommendation may be made by the Chief Executive Officer, or by the Executive Chairman in the case of the Chief Executive Officer, to adjust that element of compensation in light of our compensation philosophy and individual performance. Likewise, if the review shows an element of our compensation to be above the desired target level, that data is also taken into consideration in determining compensation position and movement for that individual. Our philosophy is not to reduce compensation but instead to work with the various elements comprising total compensation to slow or freeze an element’s growth to achieve the desired level of targeted total compensation.
2013 Compensation-Setting Process
The 2013 compensation for the named executive officers was first considered by the Compensation Committee in September 2012 and approved in February 2013. In addition to reviewing executive officers’ compensation against the competitive market, the Compensation Committee also considers recommendations from the Chief Executive Officer regarding each compensation element for the executive officers who report directly to him based on the competitive market data and his assessment of their individual performance. The Chief Executive Officer, as the manager of the executive team, assesses the named executive officers’ contributions to Equinix’s performance and makes a recommendation to the Compensation Committee with respect to any merit increase in base salary, target annual incentive compensation opportunity and equity awards for each named executive officer, other than himself. Each element of compensation is recommended to the Compensation Committee based upon the individual’s performance as well as internal equity within the framework established through the competitive market data. The Compensation Committee meets to evaluate, discuss and modify or approve these recommendations based on their own judgment. For 2013, the Compensation Committee, assisted by the Executive Chairman, conducted a similar evaluation of the Chief Executive Officer’s performance and approved his compensation elements.
Members of management support the Compensation Committee in its work by preparing periodic analysis and modeling related to the compensation programs, and providing frequent updates on programs that fall under the Compensation Committee’s responsibility. In addition, the Compensation Committee has the exclusive authority under its charter to engage the services of independent outside counsel, consultants, accountants and other advisers to assist it in carrying out its duties. Since 2006, the Compensation Committee has engaged the services of Compensia as its independent consultant to advise it on matters related to compensation for executive officers and other key employees, and on best practices to follow as they review and make decisions on Equinix’s compensation programs. For 2013, Equinix also engaged Pearl Meyer & Partners to advise both management and the Compensation Committee on REIT-related compensation matters. Our Chief Executive Officer attends most Compensation Committee meetings and reviews and provides input on agendas and compensation proposals and recommendations brought before the Compensation Committee for review and approval.
In connection with the 2013 compensation decisions, in September 2012 Compensia prepared and presented to the Compensation Committee a detailed executive compensation analysis, assessing Equinix’s current and proposed executive pay and financial performance as compared to our peer group. For our executive officers, including the named executive officers, Compensia identified any gaps between the current and target pay positioning and presented market competitive data for each position for base salary, target annual incentive compensation opportunity and long-term incentive compensation to provide a framework and guide for making individual compensation decisions.
In addition, in November 2012, Compensia provided the Compensation Committee with “tally sheets” outlining the total dollar compensation paid to each named executive officer in 2009, 2010, 2011 and 2012, including base salary, annual incentive compensation, long-term equity compensation, and other compensation. The tally sheets also included an equity award grant history, a summary of stock option exercises and restricted stock vesting, an analysis of outstanding equity held and its unrealized potential gain over a three-year period, and a summary of total potential stock ownership. The tally sheets also outlined and quantified the potential payments upon termination of employment or change-in-control that would be paid to each named executive officer. Finally, the tally sheets included the unvested equity value as a multiple of base salary and an illustration of how the value of Equinix’s 2012 compensation elements compared to the 2012 peer group for similar positions. The Compensation Committee used the tally sheet information as a basis for understanding the potential impact of recommended changes to the elements of our executive compensation program and to evaluate the degree to which unvested shares held by a named executive officer encouraged retention.
Compensia continues to advise the Compensation Committee on an on-going basis and a representative from the firm attends all Compensation Committee meetings. In 2013, Compensia performed its annual market review of executive pay practices, perquisites and benefits, as discussed above, and director compensation. Compensia also provides routine updates to the Compensation Committee regarding legal and regulatory trends. In 2013, Compensia also provided the Compensation Committee with modeling and recommendations for Equinix’s equity structures for non-executives. The Compensation Committee has assessed the independence of Compensia pursuant to Securities and Exchange Commission rules and concluded that Compensia’s work for the Compensation Committee does not raise any conflict of interest.
Principal Elements of Executive Compensation
Base Salary
Base salary for the executive officers is established based on the underlying scope of their respective responsibilities, taking into account competitive market compensation data and individual performance. In February 2013, based on the executive compensation assessment from the Fall and the recommendations of the Chief Executive Officer (except with respect to his own salary which was recommended by Equinix’s Executive Chairman in consultation with the Compensation Committee), base salaries for our named executive officers were approved by the Compensation Committee, effective February 24, 2013, as follows:

Name	Prior Salary	New Salary	Increase
Stephen Smith	$700,000	$780,000	11.4%
Keith Taylor	$452,000	$475,000	5%
Charles Meyers	$400,000	$432,000	8%
Eric Schwartz	$345,000	$362,000	5%
Peter Ferris	$350,000	$361,000	3%

For 2013, named executive officer salaries were positioned based on our philosophy of the 50th – 75th market percentiles for total cash compensation. The base salary increases for Mr. Smith, Mr. Taylor, Mr. Meyers, Mr. Schwartz and Mr. Ferris were based on individual performance, the aggressive continued upward movement of base salaries in the competitive market, and our desire to keep total cash compensation aligned to our philosophy.
In August 2013, Mr. Meyers was promoted from President, Americas to Chief Operating Officer. In connection with this promotion, the Compensation Committee approved a base salary increase to $475,000 for Mr. Meyers, in line with the market data for this position and our target pay positioning.
In December 2013, Mr. Strohmeyer joined Equinix as President, Americas. The Compensation Committee approved a base salary of $400,000 for Mr. Strohmeyer, in line with the market data for this position, internal peer comparison, and Equinix’s pay philosophy.

Annual Incentive Compensation
Annual incentive compensation for the named executive officers is linked to the attainment of Equinix’s corporate growth goals and is not tied to individual performance. This focus on team performance at the executive level is designed to align senior leaders towards common goals. Accordingly, in February 2013, the Compensation Committee adopted the 2013 incentive plan, pursuant to which the named executive officers were eligible to earn an annual cash bonus.
Under the 2013 incentive plan, the Compensation Committee assigned each named executive officer an annual target bonus opportunity tied to the achievement of specific goals related to revenue and adjusted EBITDA as set forth in the 2013 operating plan approved by the Board. The target bonus opportunity set for each named executive officer was based on the target bonuses for comparable positions in our competitive market, targeting the 50th – 75th percentiles for total cash compensation, and was stated in terms of a percentage of the named executive officer’s base salary. In February 2013, the Compensation Committee did not approve any changes to the target bonus opportunities, as a percentage of base salary, for the named executive officers from the target bonus opportunities of 2012. However, in August 2013 the Compensation Committee approved an increase in the target bonus opportunity of Mr. Meyers from 65% to 80% in connection with his promotion to Chief Operating Officer to keep his target total cash compensation in line with the market data for the role and our target pay positioning. Based upon his start date, Mr. Strohmeyer was not eligible for a bonus under the 2013 incentive plan.
100% of the 2013 incentive plan was to be funded if Equinix achieved or exceeded the revenue and adjusted EBITDA goals set forth in the 2013 operating plan. The revenue goal was weighted at 50% and the adjusted EBITDA goal was weighted at 50%. For every 1% below operating plan for revenue, the revenue portion of the incentive plan pool would be reduced by 20% and for every 1% below operating plan for adjusted EBITDA, the adjusted EBITDA portion of the incentive plan pool would be reduced by 20%. There would be no pool if revenue and adjusted EBITDA were 95% or less than the operating plan target, thus annual incentive compensation was 100% at risk. The revenue and adjusted EBITDA goals were to be adjusted for one-time events, such as expansion centers or acquisitions, not contemplated in the operating plan, and would exclude the impact of fluctuations in foreign currencies against the foreign currency rates applied in the 2013 operating plan. In addition, the Compensation Committee could reduce or eliminate the actual award that otherwise would be payable should economic conditions warrant it.
The Board approved a revenue goal for 2013 of $2,220 million and an adjusted EBITDA goal for 2013 of $1,020 million. These goals were consistent with bookings growth we had experienced in the past, while taking into account the available inventory in each of our markets and the unfolding global economic conditions. The goals also contemplated strong growth in the U.S., Europe and Asia, investment in headcount and key areas to scale Equinix to the appropriate operating level and continued expansion in key markets where inventory was limited or would become limited during the year and where we saw customer demand. When adjusted for one-time events as described above, on a constant currency basis our 2013 revenue was approximately $2,185 million and adjusted EBITDA was approximately $1,016 million. Thus, for 2013, Equinix funded 80% of the 2013 incentive plan. Bonus awards (calculated based on salary in effect at year-end) were paid as follows:

Name	Target (% Base Salary)	Bonus Award Paid
Stephen Smith	115%	$717,600
Keith Taylor	80%	$304,000
Charles Meyers	80%	$255,080
Eric Schwartz	65%	$188,240
Peter Ferris	65%	$187,720

Long-Term Equity Compensation
The Compensation Committee believes that stock awards with performance-based vesting encourage executive performance by focusing on long-term growth and profitability which it believes are the primary drivers of stockholder value creation. Therefore, other than awards granted to new hires or in connection with a promotion, our named executive officers receive RSU awards containing performance-based vesting requirements with additional service-based vesting requirements if the performance conditions are met.
Generally, a market competitive equity award is made in the year that an executive officer commences employment with Equinix. Thereafter, additional “refresh” performance-based awards are generally made during the first quarter of each year. The size of each award is based upon consideration of a number of factors, including consideration of the individual’s position with Equinix, their potential for future responsibility and promotion, their individual performance in the recent period, Equinix’s performance in the recent period, the competitive marketplace trends, internal equity and the retention value of unvested options or shares held by the individual at the time of the new grant. In general, the desired pay position for long-term equity compensation for executives is between the 75th and 90th percentiles of the competitive market data.
In November 2012, the Compensation Committee discussed long-term incentive compensation awards for the executive officers, including the named executive officers, and determined that for 2013, TSR would be kept as a performance metric for 1/3 of long-term incentive compensation for executive officers in 2013 (the “TSR Award”) as a means of further aligning management incentives and stockholder interests. The remaining 2/3 of long-term incentive compensation would continue to be based on revenue and adjusted EBITDA performance as in prior years (the “Revenue-EBITDA Award”). At this meeting the Compensation Committee also recommended that stock ownership guidelines be put in place for the Mr. Smith and his direct reports, at a level of three times and one time base salary, respectively.
In February 2013, the Compensation Committee considered proposals for performance-based RSU awards, including proposed award sizes, and granted both a Revenue-EBITDA Award and a TSR Award to each of the executive officers.
The Revenue-EBITDA Awards were 100% at risk and could be earned only if Equinix achieved revenues of at least $2,184 million and adjusted EBITDA of at least $1,010 million in 2013. The number of RSUs earned would then be determined linearly based on the degree of achievement of revenue and adjusted EBITDA targets, from 36% of the target award (upon achievement of the foregoing threshold goals) to 100% of the target award (upon achievement of both revenue and adjusted EBITDA goals of $2,250 million and $1,040 million, respectively). 50% of any earned RSUs would vest upon certification that Equinix had achieved at least the minimum revenue and adjusted EBITDA goals for 2013; 25% of the earned RSUs on February 15, 2015; and the remaining 25% of the earned RSUs on February 15, 2016.
The revenue and adjusted EBITDA goals excluded the impact of fluctuations in foreign currencies against the foreign currency rates used in the 2013 operating plan and were subject to adjustment for losses from discontinued operations, the cumulative effect of accounting changes, acquisitions or divestitures, sales of assets, and/or IBX expansions not contemplated by Equinix at the time of grant.
The number of shares earned under the TSR Awards is determined based on the TSR of Equinix’s common stock (“EQIX”) against the Russell 1000, excluding reinvestment of dividends, over a two year period, calculated using the 30-day trading averages for both EQIX and the Russell 1000 prior to the start (January 1, 2013) and end (December 31, 2014) of the performance period. The number of RSUs vesting under the TSR Awards scale up or down such that the target shares increase or decrease by 2% for every 1% that Equinix’s TSR exceeds or falls below the Russell 1000. Vesting will occur in early 2015 upon certification of TSR over the performance period.

The Compensation Committee approved the award amounts, based on subjective views of the performance of Equinix and the individual, such that 2013 awards would be at or near the 90% market percentile should over-performance against the performance goals be achieved. The following table presents the maximum number of RSUs that could be earned under each RSU award, as follows:

Name	Revenue- EBITDA Award	TSR Award
Stephen Smith	27,112	13,558
Keith Taylor	9,708	4,854
Charles Meyers	8,042	4,020
Eric Schwartz	5,690	2,846
Peter Ferris	4,352	2,176

When adjusted for currency fluctuations and one-time events as described above, we achieved revenues of approximately $2,185 million and adjusted EBITDA of approximately $1,016 million. The certification of this performance triggered the Revenue-EBITDA Awards at 40% of the maximum award, with 50% vesting immediately and the remainder vesting into 2016 as described above. The actual Revenue-EBITDA awards earned by our named executive officers for 2013 performance were as follows:

Name	Max Revenue- EBITDA Award	Earned Revenue- EBITDA Award
Stephen Smith	27,112	10,845
Keith Taylor	9,708	3,883
Charles Meyers	8,042	3,217
Eric Schwartz	5,690	2,276
Peter Ferris	4,352	1,741

In January 2014, the Compensation Committee also certified percentage achievement for the TSR Awards that were granted in February of 2012, based on the performance of EQIX against the Russell 1000 over 2012 and 2013. The number of shares earned under the TSR Awards was calculated using the 30-day trading averages for both EQIX and the Russell 1000 prior to the start (January 1, 2012) and end (December 31, 2013) of the performance period, excluding the reinvestment of any dividends, with scaling up or down such that the target shares would increase or decrease by 2% for every 1% that Equinix’s TSR exceeded or fell below the Russell 1000. The reinvestment of dividends was not included in calculating TSR achievement based on the initial award design. However, dividends shall be included in the calculation of performance under future TSR Awards, beginning with those granted in February 2014, to take account for the fact that Equinix will become a dividend paying company upon conversion to a REIT. Based on a TSR for EQIX of 18.24% over the performance period, each executive received 68.24% of the maximum award size, as follows:

Name	Target TSR Award	Max TSR Award	Earned TSR Award
Stephen Smith	9,000	18,000	12,283
Keith Taylor	3,250	6,500	4,435
Charles Meyers	2,600	5,200	3,548
Eric Schwartz	2,033	4,066	2,774
Peter Ferris	1,733	3,466	2,365

In connection with Mr. Meyers’ promotion to Chief Operating Officer, in August 2013 the Compensation Committee approved an award of 8,000 RSUs, with 25% of the award vesting on September 1, 2014 and 25% vesting on each September 1st thereafter. The size of the award was based on the market data for the position and the time-based vesting was approved as a retention-focused balance to his heavily weighted performance equity opportunity.

In connection with Mr. Strohmeyer’s commencement of employment at Equinix in December 2013, the Compensation Committee approved an award of 12,000 RSUs, with 16.667% of the award vesting on March 1, 2014 and an additional 16.667% vesting on each September 1st and March 1st thereafter. The size of Mr. Strohmeyer’s award and its vesting schedule were based on the market data for his position and on the need to provide a competitive offer of employment. The Compensation Committee believed that a time-based equity award was appropriate for a new hire as an incentive to sign on prior to being involved in our performance results, whereas subsequent awards will have performance-vesting requirements.
Special Bonus
In March 2014, the Compensation Committee approved a special one-time bonus for Mr. Taylor of $19,000. This was in recognition for 2013 performance as a key leader of Equinix’s REIT conversion project.
Severance, Change-in-Control and other Post-Employment Programs
As described in detail under “Potential Payments Upon Termination or Change-in-Control” in this proxy statement, we have entered into a severance agreement as a part of each named executive officer’s offer of employment which provides for a severance payment and benefits in the event his employment is terminated for any reason other than cause or he voluntarily resigns under certain circumstances as described in the agreement. In the case of Mr. Meyers, Mr. Schwartz and Mr. Strohmeyer, only, these agreements are “double trigger” and provide for severance payments and benefits only if the termination or voluntary resignation occurs in connection with a change-in-control of Equinix. The severance agreements of Mr. Meyers, Mr. Schwartz and Mr. Strohmeyer also specify that they cannot voluntarily resign for four months following a change-in-control of Equinix and still trigger the benefits under the severance agreement. This “stay-put” clause was requested by the Compensation Committee to require that these named executive officers stay to assist with any transition after a change-in-control. Mr. Smith’s severance agreement provides that any restricted stock outstanding on the date of termination of employment will vest pro rata as to any partially completed installment. All of the severance agreements have a three-year term and none provide for tax gross-ups. The severance program is a competitive element of executive recruitment and compensation, and allows for a temporary source of income in the event of an executive officer’s involuntary termination of employment. In addition, in the case of executive officers with “double trigger” agreements, the program is also designed to keep these executive officers focused on a transaction designed to benefit stockholders even if a job loss may result.
Mr. Schwartz also has an employment agreement with our Netherlands subsidiary in connection with his international assignment. As an inducement for Mr. Schwartz to relocate to the Netherlands, this agreement provides that in the event Mr. Schwartz is terminated by Equinix from the role of President, EMEA, he is guaranteed a fixed term of employment until July 31, 2018 as a Consultant on European Affairs. The role shall be at a work location in the Netherlands with an annual salary of EUR 60,000. Such role shall not entitle Mr. Schwartz to any annual or long term incentive compensation. Further, in the event of a change-in-control of Equinix, if Mr. Schwartz is entitled to benefits under both his severance agreement and his agreement with our Netherlands subsidiary, he will not be eligible to receive both, but payments under one will offset payments made under the other. Mr. Schwartz may also be entitled to statutory severance under Netherlands law.
In the event of a change-in-control before the end of the performance period of the Revenue-EBITDA Awards, each such award shall no longer be dependent on achievement of the revenue and adjusted EBITDA goals but shall instead convert to a time-based award with 50% of the target number of RSUs under the award vesting on February 15th of the following year and 25% vesting on each February 15th thereafter. In the event of a change-in-control before the end of the performance period for the TSR Awards, the performance period shall be deemed terminated as of the effective date of the change-in-control and TSR shall be calculated against the Russell 1000 as of that date. The number of RSUs earned based on such TSR achievement shall then continue to vest over the term of the award.

Restricted stock or stock unit awards granted to our named executive officers vest as to 50% of the outstanding unvested portion of such awards, in connection with an involuntarily termination or voluntary resignation for good reason under certain circumstances, within 12 months following a change-in-control, in the case of an involuntary termination, and between the date that is four months following a change-in-control and the date that is 12 months following a change-in-control, in the case of a voluntary resignation for good reason. We believe some provision for acceleration of equity awards in connection with changes-in-control protects the stockholders’ interests by encouraging our executive officers to continue to devote their attention to their duties and to facilitate an acquisition with minimized distraction, and by neutralizing bias the executive officers might have in evaluating acquisition proposals that could result in a loss of equity compensation. In addition, we believe that the events triggering payment, both a change-in-control and an involuntary termination of employment, and then only when there is no misconduct by the executive officer, are reasonable hurdles for the ensuing rewards.
Benefits and Perquisites
Retirement, life, health and other welfare benefits at Equinix are the same for all eligible employees, including the named executive officers, and are designed to be aligned to our competitive market. Equinix shares the cost of health and welfare benefits with all of our eligible employees and offers an employer matching contribution to participant contributions to our Section 401(k) plan, for which all employees, including the named executive officers, are eligible. In 2013, the maximum match was $7,650. In general, Equinix does not offer perquisites to its named executive officers, except as described below.
In November 2008, the Compensation Committee approved an Executive Physical Program. This program is designed to proactively manage health risks for our executive officers.
In May 2013, the Compensation Committee approved a new expatriate agreement for Mr. Schwartz in connection with his leadership role of our European business and his new assignment to our EMEA headquarters in Amsterdam, the Netherlands. The term of the expatriate agreement extends through June 2016. For a complete discussion of the benefits and perquisites incurred under the expatriate agreement in 2013, see the 2013 Summary Compensation Table in this proxy statement.
None of our named executive officers received tax gross-ups or other amounts during 2013 for the payment of taxes in connection with other compensation payments, with the exception of Mr. Schwartz in connection with his overseas assignment. For further information, see the 2013 Summary Compensation Table in this proxy statement.
Accounting and Tax Considerations
Accounting Considerations
Base salary and annual incentive compensation are recorded as an expense for financial reporting purposes by Equinix over the period the services are rendered by the individual employees. In terms of long-term equity compensation, the fair value of RSU awards, determined as of their grant date, is amortized as an expense for financial reporting purposes over the awards’ vesting period.
For 2013, the total compensation expense of Equinix’s equity compensation programs under Financial Accounting Standards Board Accounting Standards Codification Topic 718, requiring that all equity-based awards to employees be recognized in the income statement based upon their fair value over the requisite service period, was approximately $103 million. The total compensation expense is considered by management in setting equity compensation levels at Equinix.
Tax Considerations
Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that we may deduct for federal income tax purposes in any one year with respect to our Chief Executive Officer or any of our three other most highly compensated executive officers (excluding our chief financial officer) (each referred to as a “covered employee”). There is an exemption to the $1 million limitation for performance-based compensation meeting certain requirements.

With the intention of qualifying for the exemption from the $1 million deduction limitation, our stockholders approved a limitation under our 2000 Equity Incentive Plan on the maximum number of shares of common stock for which any one participant may be granted awards per fiscal year and, in 2007 and again in 2012, our stockholders approved performance criteria and other terms intended to permit us to grant long-term incentive awards (including performance-based RSUs) for covered employees under our 2000 Equity Incentive Plan that would be performance-based for purposes of the exemption from the limitations of Section 162(m). Cash awards under the annual incentive program are subject to the $1 million deduction limitation when aggregated with other non-exempt compensation.
To maintain flexibility in compensating our named executive officers, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. Although a portion of the amount we recorded as compensation to certain named executive officers in 2013 was non-deductible as a result of the limitation of Section 162(m), the limitation does not cause substantial impact to our income tax position. The Compensation Committee may approve compensation or changes to plans, programs or awards that may cause the compensation or awards not to comply with Section 162(m) if it determines that such action is appropriate and in our best interests.
Compensation Committee Report
Equinix’s Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
THE COMPENSATION COMMITTEE
Irving Lyons, III, Chairman
Scott Kriens
William Luby

Summary Compensation Table
The following table sets forth the compensation awarded to, earned by, or paid to each individual who served as Equinix’s “principal executive officer” or Equinix’s “principal financial officer” during the fiscal year, Equinix’s three other most highly compensated executive officers for the fiscal year, and one individual for whom disclosure would have been required but for the fact he was no longer serving as an executive officer at the end of the fiscal year (collectively, our “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)		Total ($)
Stephen Smith Chief Executive Officer & President	2013	764,615			8,701,235	717,600	7,650	(3)	10,191,100
	2012	672,115	—		6,334,178	805,000	7,500		7,818,793
	2011	610,577	—		5,873,900	—	7,350		6,491,827
Keith Taylor Chief Financial Officer	2013	470,577	19,000	(4)	3,115,491	304,000	7,650	(3)	3,916,718
	2012	437,654	—		2,287,342	361,600	7,500		3,094,096
	2011	412,004	—		2,326,200	—	7,350		2,745,554
Charles Meyers(5) Chief Operating Officer	2013	440,400	—		2,580,613	255,080	7,650	(3)	3,283,743
	2012	384,712	—		1,829,874	260,000	18,329		2,492,915
	2011	358,481	—		1,098,725	—	83,735		1,540,941
Eric Schwartz President, Equinix EMEA	2013	358,174	—		1,826,261	188,240	1,570,581	(3)	3,943,256
	2012	334,519	—		1,431,074	224,250	1,117,928		3,107,771
	2011	321,923	—		1,248,530	—	1,290,991		2,861,444
Karl Strohmeyer(6) President, Equinix Americas	2013	15,385	—		1,914,600	—	—		1,929,985
Peter Ferris(7) Senior Vice President, Office of the CEO	2013	358,885	—		1,396,644	187,720	7,650	(3)	1,950,899
	2012	341,231	—		1,219,935	227,500	6,849		1,795,515
	2011	337,515	—		1,257,890	—	7,350		1,602,755

(1)
  Reflects the aggregate grant date fair value of stock awards granted to the named executive officer in applicable fiscal year computed in accordance with FASB ASC Topic 718. For 2013, except as noted below, includes the following performance-based stock awards granted to our named executive officers in 2013: (a) stock awards tied to revenue and adjusted EBITDA performance for fiscal 2013, for which the amounts in this column were determined assuming earning of 92% of the maximum grant date fair value, which was determined to be the probable outcome at the time of grant, and for which the maximum grant date fair value for such awards would have been $5,637,127 (Smith), $2,018,487 (Taylor), $1,672,093 (Meyers), $1,183,065 (Schwartz) and $904,868 (Ferris); and (b) stock awards tied to relative Total Shareholder Return (TSR), for which the amounts in this column represent the grant date fair value estimated using Monte Carlo simulations of the variables over the two-year performance period for such awards. In addition, for 2013, includes (x) 8,000 RSUs granted to Mr. Meyers in August 2013 in connection with his promotion to Chief Operating Officer and (y) 12,000 RSUs granted to Mr. Strohmeyer in December 2013 in connection with the commencement of his employment at Equinix. See Note 13 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2014 for a discussion of the assumptions made by Equinix in determining the values of our equity awards.
(2)
  The amounts in this column reflect the cash bonus awards to the named executive officers under our annual incentive plan for the applicable fiscal year. The performance criteria and other terms of the 2013 annual incentive plan are discussed in greater detail in “Compensation Discussion and Analysis” in this proxy statement. For 2011 only, amounts earned by the named executive officers under the annual incentive plan were required to be paid in fully vested RSUs rather than cash and so were included in the “Stock Awards” column for 2011 rather than the “Non-Equity Incentive Plan Compensation” column. Because Mr. Strohmeyer joined Equinix in December 2013, he was not eligible to participate in the 2013 annual incentive plan.
(3)
  Amounts include matching contributions made by Equinix to the named executive officers’ respective 401(k) plan accounts. All Equinix U.S. employees are eligible for our 401(k) plan matching program. For Mr. Schwartz, also includes the following expatriate benefits in connection with Mr. Schwartz’s assignments to the United Kingdom and the Netherlands: $104,855 in Company-paid housing-related expenses, net of a security deposit refund, $1,263,158 in taxes paid on Mr. Schwartz’s behalf, net of additional amounts withheld from his other compensation, $20,633 in educational benefits, a $38,319 cost of living adjustment, a $10,950 automobile allowance, $11,976 for Mr. Schwartz’s Medicare taxes resulting from his expatriate benefits, a $10,000 lump-sum resettlement allowance, $3,542 for a home-finding trip to the Netherlands, $34,863, in fees related to Mr. Schwartz’s move to the Netherlands from the United Kingdom, including for the transport of household goods, $5,407 in storage costs, $8,243 in home leave benefits, $7,475 for miscellaneous expenses related to his assignments (such as mail forwarding, wire fees, tax preparation fees and relocation service fees) and $43,510 in unused PTO hours accrued in the U.S. and paid to Mr. Schwartz when he moved to the Netherlands payroll. Certain benefits paid in local currencies have been converted to U.S. dollars using the exchange rate on the date that the benefits were processed. For other individuals, excludes personal benefits totaling less than $10,000.
(4)
  Special one-time bonus for Mr. Taylor of $19,000 in recognition for 2013 performance as a key leader of Equinix’s REIT conversion project.
(5)
  In August 2013, Mr. Meyers transitioned from President, Americas to Chief Operating Officer.
(6)
  In December 2013, Mr. Strohmeyer joined Equinix as President, Americas.
(7)
  In August 2013, Mr. Ferris transitioned from the role of Chief Sales Officer. He currently serves as Senior Vice President, Office of the CEO.
Equinix has entered into expatriate agreements with Mr. Schwartz, pursuant to which we agreed to provide benefits including an annual cost of living adjustment (with the amount subject to review periodically), company-provided housing, an automobile allowance, an educational allowance, a utilities allowance and a tax equalization provision to the extent his taxes in the United Kingdom and the Netherlands exceed the taxes he would have paid in the United States. Equinix has not entered into employment agreements with any of the other named executive officers other than at-will offer letters. Equinix has entered into severance agreements pursuant to which each named executive officer is entitled to cash severance upon certain terminations of employment, and our named executive officers are also entitled to certain vesting acceleration benefits in connection with a change-in-control of Equinix. See the section entitled “Potential Payments upon Termination or Change-in-Control” elsewhere in this proxy statement for detailed information.
Equinix does not have defined benefit pension plans or non-qualified deferred compensation plans for the named executive officers.

2013 Grants of Plan-Based Awards
The table below sets forth each non-equity incentive plan award and equity award granted to Equinix’s named executive officers during fiscal year 2013.
Our 2013 annual incentive plan provided for target bonuses if Equinix achieved the revenue and adjusted EBITDA goals in its 2013 operating plan. Under the 2013 annual incentive plan, the revenue goal was weighted at 50% and the adjusted EBITDA goal was weighted at 50%. For every 1% below operating plan for revenue, the revenue portion of the incentive plan pool was subject to reduction by 20% and for every 1% below operating plan for adjusted EBITDA, the adjusted EBITDA portion of the incentive plan pool was subject to reduction by 20%, such that no bonuses were payable if revenue and adjusted EBITDA were each 95% or less than the operating plan target. Actual amounts earned and paid for fiscal 2013 performance are set forth in the Summary Compensation Table above.
The amounts in the “Equity Incentive Plan Award” column reflect two different types of RSUs granted during fiscal 2013 with both service and performance vesting requirements. With respect to the first grant, none of these RSUs would be earned unless Equinix achieved 95% of both revenue and adjusted EBITDA goals for 2013, with the actual number of RSUs (ranging from the “threshold” to the “maximum” amounts in the table) based on the extent to which Equinix achieved the goals. The earned RSUs would then vest subject to continued service as follows: 50% in February 2014 and an additional 25% in each of February 2015 and February 2016. As further described in “Compensation Discussion and Analysis” above, in February 2014, our Compensation Committee determined that the number of RSUs earned was at 40% of the maximum level based on our achievement of our 2013 revenue and adjusted EBITDA goals. The second grant reflects RSUs that may be earned based on achievement of relative TSR for the two-year period from 2013 through 2014, as further described above in “Compensation Discussion and Analysis”. The extent to which these RSUs are earned will be determined in early 2015, at which time they will vest to the extent earned.

Name	Grant Date		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(2) ($)
			Target/Maximum(1) ($)	Threshold (#)	Target (#)	Maximum (#)
Stephen Smith	N/A		858,000	—	—	—	—	—
	2/14/13	(3)	—	12,200	22,593	27,112	—	6,127,312
	2/14/13	(4)	—	2,712	6,779	13,558	—	3,064,108
Keith Taylor	N/A		380,000	—	—	—	—	—
	2/14/13	(3)	—	4,369	8,090	9,708	—	2,194,008
	2/14/13	(4)	—	971	2,427	4,854	—	1,097,004
Charles Meyers	N/A		308,750	—	—	—	—	—
	2/14/13	(3)	—	3,619	6,701	8,042	—	1,817,492
	2/14/13	(4)	—	804	2,010	4,020	—	908,520
	8/14/13	(5)	—	—	—	—	8,000	1,374,800
Eric Schwartz	N/A		235,300	—	—	—	—	—
	2/14/13	(3)	—	2,561	4,741	5,690	—	1,285,940
	2/14/13	(4)	—	569	1,423	2,846	—	643,196
Karl Strohmeyer	12/2/13	(5)	—	—	—	—	12,000	1,914,600
Peter Ferris	N/A		234,650	—	—	—	—	—
	2/14/13	(3)	—	1,958	3,626	4,352	—	983,552
	2/14/13	(4)	—	435	1,088	2,176	—	491,776

(1)
  Because each individual’s target bonus is a specified percentage of base salary, the target bonus amount in this table is based on the annual base salary in effect at the end of the year when bonuses are calculated. Because Mr. Strohmeyer joined Equinix in December 2013, he did not participate in the 2013 annual incentive plan.

(2)
  The amounts in this column represent the aggregate grant date fair value of the equity award calculated in accordance with FASB ASC Topic 718. See Note 1 under the Summary Compensation Table. Also see Note 13 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2014 for a discussion of the assumptions made by Equinix in determining the grant date fair values of our equity awards.
(3)
  These are performance-based RSUs eligible to be earned based on revenue and adjusted EBITDA goals for fiscal 2013 as further described above.
(4)
  These are performance-based RSUs that will be earned based on Total Shareholder Return (TSR) as further described above.
(5)
  Mr. Meyers’ grant vests in equal annual installments starting in September 2014. Mr. Strohmeyer received a new hire grant in December 2013 that vests in semi-annual installments over three years starting in March 2014.
Outstanding Equity Awards at 2013 Fiscal Year-End
The following table sets forth information regarding all unvested stock awards held by each of our named executive officers as of December 31, 2013. None of our named executive officers held outstanding stock options at December 31, 2013. Our stock ownership guidelines for our named executive officers are described under “Corporate Governance.”

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Stephen Smith	—	—	—	—	15,000	(2)	2,661,750	—		—
	—	—	—	—	18,000	(3)	3,194,100	—		—
					12,283	(4)	2,179,618	—		—
	—	—	—	—	5,422	(5)	962,311	13,558	(6)	2,405,867
Keith Taylor	—	—	—	—	5,750	(2)	1,020,338	—		—
	—	—	—	—	6,500	(3)	1,153,425	—		—
					4,435	(4)	786,991	—		—
	—	—	—	—	1,941	(5)	344,608	4,854	(6)	861,342
Charles Meyers	—	—	—	—	2,500	(2)	443,625	—		—
	—	—	—	—	5,200	(3)	922,740	—		—
					3,548	(4)	629,593	—		—
	—	—	—	—	1,608	(5)	285,517	4,020	(6)	713,349
	—	—	—	—	8,000	(7)	1,419,600	—		—
Eric Schwartz	—	—	—	—	3,000	(2)	532,350	—		—
	—	—	—	—	4,067	(3)	721,689	—		—
					2,774	(4)	492,246	—		—
	—	—	—	—	1,138	(5)	201,938	2,846	(6)	505,023
Karl Strohmeyer	—	—	—	—	12,000	(8)	2,129,400	—		—
Peter Ferris	—	—	—	—	3,000	(2)	532,350	—		—
	—	—	—	—	3,467	(3)	615,219	—		—
					2,365	(4)	419,669	—		—
	—	—	—	—	870	(5)	154,559	2,176	(6)	386,131

(1)
  Computed in accordance with Securities and Exchange Commission rules as the number of unvested shares or units multiplied by the closing price of Equinix’s common stock at the end of the 2013 fiscal year, which was $177.45 on December 31, 2013. The actual value realized by the officer will depend on whether the award vests and the future performance of Equinix’s common stock.
(2)
  These units were granted in fiscal 2011 and were eligible to be earned depending on whether and to what extent Equinix achieved both its 2011 revenue and adjusted EBITDA goals. These share numbers reflect the amount actually earned for performance during fiscal 2011, as determined in February 2012. The remaining unvested amount vested in February 2014.
(3)
  These units were granted in fiscal 2012 and were eligible to be earned depending on whether and to what extent Equinix achieved both its 2012 revenue and adjusted EBITDA goals. These share numbers reflect the amount actually earned for performance during fiscal 2012, as determined in February 2013. Of this unvested amount, 50% vests in each of February 2014 and February 2015.
(4)
  Represents performance-based award subject to meeting a relative Total Shareholder Return (TSR) goal for the two-year period ending December 31, 2013. These share numbers reflect the actual amount earned, which vested in January 2014.
(5)
  These units were granted in fiscal 2013 and were eligible to be earned depending on whether and to what extent Equinix achieved both its 2013 revenue and adjusted EBITDA goals. These share numbers reflect the amount actually earned for performance during fiscal 2013, as determined in February 2014. Of this amount, 50% vested in February 2014, and an additional 25% of the RSUs will vest in each of February 2015 and February 2016.
(6)
  Represents performance-based award subject to meeting a relative Total Shareholder Return (TSR) goal for the two-year period ending December 31, 2014. The share numbers in this table represent the maximum payout of 200% of target level, which assumes the maximum performance level is achieved, although the actual amount that may be earned is between 0% and 200% of target level.
(7)
  Mr. Meyers received this grant in August 2013, and the first 25% will vest on September 1, 2014, and an additional 25% will vest on each September 1st thereafter until fully vested.
(8)
  Mr. Strohmeyer received this new hire grant in December 2013, with 16.667% vesting on March 1, 2014 and an additional 16.677% vesting on each September 1st and March 1st thereafter until fully vested.
2013 Option Exercises and Stock Vested
The following table shows the number of shares acquired upon exercise of options by each named executive officer during fiscal year 2013 and the number of shares of restricted shares or restricted stock units that vested during fiscal year 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Stephen Smith	—	—	43,324	9,727,538
Keith Taylor	—	—	17,072	3,833,176
Charles Meyers	—	—	12,690	2,644,886
Eric Schwartz	—	—	9,821	2,109,551
Karl Strohmeyer	—	—	—	—
Peter Ferris	—	—	9,223	2,070,840

(1)
  Value realized is based on the fair market value of our common stock on date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the named executive officer.
(2)
  Value realized is based on the fair market value of our common stock on the vesting date, multiplied by the number of shares or units vested, and does not necessarily reflect proceeds actually received by the named executive officer.

Potential Payments Upon Termination or Change-in-Control
Severance Agreements
We have entered into severance agreements with each of our named executive officers. Under their severance agreements, Mr. Smith, Mr. Taylor and Mr. Ferris are entitled to benefits if they voluntarily resign for good reason or if Equinix terminates their employment for any reason other than cause. Following a change-in-control, the officers may not resign for good reason for a four-month period. Mr. Meyers, Mr. Schwartz and Mr. Strohmeyer are only entitled to severance benefits if Equinix terminates their employment for any reason other than cause within 12 months after a change-in-control or if they resign for good reason during the period beginning four months after a change-in-control and ending 12 months after a change-in-control.
In the event of a qualifying termination, these severance agreements provide for the following benefits if the officer signs a general release of claims:
•
  A lump sum severance payment equal to 100% of the officer’s annual base salary and target bonus (at the annual rate in effect immediately prior to the actions that resulted in the qualifying termination).
•
  If the officer elects to continue health insurance coverage under COBRA then Equinix will pay the officer’s monthly premium under COBRA for up to the 12-month period following cessation of the officer’s employment.
•
  Under Mr. Smith’s agreement only, his restricted stock awards will vest pro rata with respect to the installment that would otherwise vest on the vesting date following his termination date, subject to any performance criteria applicable to a performance-vesting award having been met as of his termination date.
In addition, for terminations following a change-in-control, the officers may be eligible for accelerated vesting of equity as described below under “Equity Vesting Acceleration”.
The severance agreements also contain non-solicitation, non-competition (during employment with Equinix), and cooperation and non-disparagement covenants.
The following definitions are used in the severance agreements with our named executive officers:
•
  In the case of Mr. Smith and Mr. Taylor, “good reason” means:
•
  a material diminution in the officer’s authority, duties or responsibilities;
•
  a material reduction in the officer’s level of compensation (including base salary and target bonus) other than pursuant to a company-wide reduction of compensation where the reduction applicable to the officer is substantially equal, on a percentage basis, to the reduction of the other executive officers;
•
  a relocation of the officer’s place of employment by more than 30 miles without the officer’s consent; or
•
  in the case of Mr. Smith only, a breach of his offer letter or severance agreement by Equinix or the failure of any successor to assume those agreements.
•
  In the case of Mr. Meyers, Mr. Schwartz, Mr. Strohmeyer and Mr. Ferris, “good reason” means:
•
  a material diminution in the officer’s authority, duties or responsibilities, provided, however, if by virtue of Equinix being acquired and made a division or business unit of a larger entity following a change-in-control, the officer retains substantially similar authority, duties or responsibilities for such division or business unit of the acquiring corporation but not for the entire acquiring corporation, such reduction in authority, duties or responsibilities shall not constitute good reason;

•
  a 10% or greater reduction in the officer’s average level of compensation over the prior three calendar years, determined based on salary, target bonus and the FASB ASC Topic 718 grant value of any equity awards; or
•
  a relocation of the officer’s place of employment by more than 30 miles without the officer’s consent.
•
  “Cause” includes the officer’s unauthorized use or disclosure of trade secrets which causes material harm to Equinix, the officer’s conviction of, or a plea of “guilty” or “no contest” to, a felony, or the officer’s gross misconduct.
•
  The definition of “change-in-control” in the severance agreements with our named executive officers is the same definition as in our 2000 Equity Incentive Plan, described below.
In April 2008, we entered into an expatriate agreement with Mr. Schwartz pursuant to which he agreed to relocate to the United Kingdom for approximately two years to serve as our President, Equinix EMEA. His expatriate agreement was extended through June 2013. Pursuant to his expatriate agreement for his assignment in the United Kingdom, if we did not have a comparable position for Mr. Schwartz in the United States at the end of his assignment, Mr. Schwartz would have been entitled to the greater of the benefits under the severance agreement described above or a lump sum severance payment equal to 12 months of his annual base salary and a pro rata bonus for the year in which the termination occurred, if he signed a release of claims. In May 2013, we entered into an expatriate agreement with Mr. Schwartz pursuant to which he agreed to relocate to the Netherlands for approximately three years to serve as our President, Equinix EMEA. Mr. Schwartz also has an employment agreement with our Netherlands subsidiary in connection with his international assignment to the Netherlands. Pursuant to this employment agreement, if Mr. Schwartz is terminated by Equinix from the role of President, EMEA, he is guaranteed a fixed term of employment until July 31, 2018 as a Consultant on European Affairs. The role shall be at a work location in the Netherlands with an annual salary of EUR 60,000. Such role shall not entitle Mr. Schwartz to any annual or long term incentive compensation. Further, in the event of a change-in-control of Equinix, if Mr. Schwartz is entitled to benefits under both his severance agreement and his agreement with our Netherlands subsidiary, he will not be eligible to receive both, but payments under one will offset payments made under the other. In addition, under both expatriate agreements in effect in 2013, if we terminate Mr. Schwartz’s employment during the assignment for any reason other than cause or if Mr. Schwartz resigns and promptly returns to the United States, we will pay the transportation costs to bring Mr. Schwartz, his family and his household goods back to the United States. Mr. Schwartz may also be entitled to statutory severance under Netherlands law.
The following table estimates the amount of compensation and benefits payable to each of our named executive officers under the severance agreements described above as if their employment terminated upon a qualifying termination on December 31, 2013, the last business day of the last fiscal year.

Name	Base Salary Severance(1) ($)	Bonus Severance(1) ($)	COBRA Premiums(2) ($)	Acceleration of Vesting ($)		Total ($)
Stephen Smith(4)	780,000	897,000	26,845	6,632,770	(3)	8,336,615
Keith Taylor(4)	475,000	380,000	26,845	—		881,845
Charles Meyers(5)	475,000	380,000	26,845	—		881,845
Eric Schwartz(5)	362,000	235,300	26,845	—		624,145
Karl Strohmeyer(6)	400,000	—	26,845	—		426,845
Peter Ferris	361,000	234,650	26,484	—		622,134

(1)
  The amounts in these columns are based on the officer’s 2013 base salary at the rate in effect on December 31, 2013.
(2)
  The amounts in this column represent the cost of the executive’s monthly health care premium under COBRA for a 12-month period.

(3)
  Represents the value of pro rata vesting of Mr. Smith’s equity awards under his severance agreement, using the closing price of our common stock of $177.45 on December 31, 2013. Excludes accelerated vesting for termination following a change-in-control under our equity award documents as described below.
(4)
  Assumes a voluntary resignation for good reason or involuntary termination of employment for any reason other than cause.
(5)
  Assumes a change-in-control followed by a voluntary resignation for good reason or involuntary termination of employment for any reason other than cause (or, in the case of Mr. Schwartz, if severance is triggered under his expatriate agreement).
(6)
  Because Mr. Strohmeyer joined Equinix in December 2013, he was not eligible for the bonus plan as of December 31, 2013.
Equity Vesting Acceleration
Pursuant to our 2000 Equity Incentive Plan, upon a change-in-control of Equinix, if the surviving corporation refuses to assume outstanding equity awards or replace them with comparable awards, each equity award will become fully vested. If equity awards are assumed, our named executive officers’ awards have the following provisions:
•
  Restricted stock unit awards will vest as to 50% of the outstanding unvested portion of such awards if the named executive officer is terminated without cause within 12 months after a change-in-control or in the event of a certain voluntary resignations for good reason during the period beginning four months after a change-in-control and ending 12 months after a change-in-control.
•
  In the event of a change-in-control before the end of the performance period of the awards based on revenue and adjusted EBITDA performance, each such award shall no longer be dependent on achievement of the revenue and adjusted EBITDA goals but shall instead convert to a time-based award with 50% of the target number of RSUs under the award vesting on February 15th of the following year and 25% vesting on each February 15th thereafter.
•
  Our performance-based RSUs dependent on TSR performance will be deemed to be earned at the change-in-control based on performance for a shortened period ending before the change-in-control but subject to time-based vesting through the end of the original performance period.
The following definitions apply to our named executive officers’ equity awards:
A “change-in-control” includes:
•
  a merger of Equinix after which our stockholders own less than 50% of the surviving corporation or its parent company;
•
  a sale of all or substantially all of our assets;
•
  a proxy contest that results in the replacement of more than one-half of our directors over a 24-month period; or
•
  an acquisition of 50% or more of our outstanding stock by any person or group, other than a person related to Equinix, such as a holding company owned by our stockholders.
The definitions of “cause” and “good reason” are the same as in the officers’ severance agreements described above.

The following table estimates the value of the potential vesting acceleration for each named executive officer in connection with a change-in-control or termination of employment following a change-in-control. We have assumed for this purpose that both the change-in-control and termination of employment occurred on December 31, 2013, the last business day of our last fiscal year.

Name	Vesting Upon Involuntary Termination Following a CIC(1) ($)	Vesting if Equity Awards Not Assumed or Substituted Following a CIC(1) ($)
Stephen Smith	7,623,873	10,186127
Keith Taylor	2,801,865	3,724,179
Charles Meyers	1,353,766	2,703,770
Eric Schwartz	1,599,446	2,162,938
Karl Strohmeyer	709,800	2,129,400
Peter Ferris	1,380,650	1,842,605

(1)
  The value was calculated by multiplying the number of unvested awards by $177.45, which was the closing price of Equinix’s common stock on December 31, 2013. For awards subject to meeting revenue and EBITDA performance criteria for the year ended December 31, 2013, the calculation of the unvested portion reflects the actual performance for such year at 40% of the target/maximum level. However, for awards subject to meeting relative TSR goals for the two-year period ending December, 31, 2014, assumes the maximum amount of 200% of target would have been earned based on a shortened performance period ending December 31, 2013 if a change-in-control had occurred at such time.

2013 Director Compensation
Equinix uses a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, Equinix considers the competitive compensation market for directors in the high-technology market, the demands of the various roles that directors hold, and the time required to fulfill their duties to Equinix.
Non-employee directors receive a retainer in connection with their service on the Board. For fiscal 2013, the annual retainer was $60,000. In addition, in lieu of regular meeting fees, committee chairs (if any) and members received the following annual retainers for fiscal 2013, payable quarterly in arrears:

Committee	Chairman	Member
Audit	$30,000	$15,000
Compensation	$25,000	$12,500
Real Estate	$15,000	$5,000
Nominating	$12,500	$5,000
Governance	$12,500	$5,000

Currently, non-employee directors only receive fees for attendance at committee meetings in excess of a specified number of meetings in a calendar year. The committee meeting fees and the threshold number of meetings that must be attended before any meeting fees are paid are:

Committee	Chairman	Member	Threshold Number of Meetings
Audit	$5,000	$3,000	12
Compensation	$5,000	$3,000	8
Real Estate	$5,000	$3,000	6
Nominating	$5,000	$3,000	5
Governance	$5,000	$3,000	5
Other	$5,000	$3,000	6

For fiscal 2013, the Board designated a lead independent director with a $25,000 annual retainer.
Non-employee directors receive automatic grants of RSUs. At our annual meeting of stockholders, each non-employee director who will continue to be a director after that meeting is automatically granted an award of RSUs. For fiscal 2013, the grant date fair value of these annual awards was $250,000. The automatic RSU awards become fully vested on the earlier of (1) the first anniversary of Equinix’s immediately preceding annual meeting of stockholders or (2) in the case of a non-employee director not standing for re-election, the date of the first annual meeting of stockholders held subsequent to the date of grant. In addition, each non-employee director receives a prorated award of RSUs upon joining the Board with a grant date fair value of $250,000. The proration is based upon a fraction equal to (x) the number of days from the start date of the non-employee director until the first anniversary of the date of Equinix’s immediately preceding annual meeting of stockholders divided by (y) 365. The number of shares subject to each RSU award is determined by dividing the specified dollar value of the award by the closing price of Equinix’s common stock on the date of grant. The RSUs granted to our directors will become fully vested if Equinix is subject to a change-in-control. We allow our non-employee directors to elect to defer settlement of their RSUs. Directors are also eligible to receive discretionary awards under Equinix’s 2000 Equity Incentive Plan. Our stock ownership guidelines for non-employee directors are described under “Corporate Governance”.

The following table sets forth all of the compensation awarded to, earned by, or paid to each non-employee director who served during fiscal year 2013.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3)(4) ($)	Total ($)
Thomas Bartlett	$56,250	$295,073	$351,323
Gary Hromadko	$88,000	$249,938	$337,938
Scott Kriens	$85,000	$249,938	$334,938
William Luby	$75,822	$249,938	$325,760
Irving Lyons, III	$93,000	$249,938	$342,938
Christopher Paisley	$128,000	$249,938	$377,938
Steven Clontz(5)	$34,466	—	$34,466

(1)
  Amounts listed in this column include the annual retainers for Board and Committee service. Board and Committee retainers are pro rated based on the number of days the director served during the year. The members of the Real Estate Committee received an additional fee for their attendance at a meeting in 2013 in excess of the threshold. No directors received any additional fees for their attendance at any other committee meetings in 2013. The amount in this column for Mr. Paisley also includes a $25,000 retainer for service as a lead independent director.
(2)
  Reflects RSUs covering 1,250 shares granted to each non-employee director on the date of our annual stockholders’ meeting in June 2013 and 210 RSUs granted to Mr. Bartlett upon joining the Board in April 2013.
(3)
  Reflects the aggregate grant date fair value of the restricted stock unit awards granted to the director in 2013 computed in accordance with FASB ASC Topic 718. See Note 13 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2014 for a discussion of all assumptions made by Equinix in determining the grant date fair value of our equity awards.
(4)
  As of December 31, 2013, Mr. Kriens held outstanding options to purchase 10,000 shares of our common stock; Mr. Lyons held outstanding options to purchase 20,000 shares of our common stock; Mr. Paisley held outstanding options to purchase 13,000 shares of our common stock; and Mr. Hromadko (or Crosslink Capital, Inc.) held outstanding options to purchase 9,982 shares of our common stock. As of December 31, 2013, Mr. Bartlett, Mr. Kriens, Mr. Lyons, Mr. Paisley and Mr. Hromadko each held 1,250 unvested stock units, and Mr. Luby held 1,957 unvested stock units.
(5)
  Mr. Clontz ceased to be a director on the date of our annual meeting of stockholders in June 2013 and so did not receive any equity grants in 2013.
Mr. Van Camp is our Executive Chairman, but not a named executive officer, and does not receive any additional compensation for services provided as a director. For the year ended December 31, 2013, Mr. Van Camp earned $256,462 in salary and was granted a total of 4,520 RSUs (at maximum award sizes), with the same service and performance vesting requirements as those granted to our named executive officers, for his service as Equinix’s Executive Chairman. Mr. Smith, our Chief Executive Officer and President, does not receive any additional compensation for services provided as a director.

Equinix Stock Ownership
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of March 31, 2014, certain information with respect to shares beneficially owned by (i) each person who is known by Equinix to be the beneficial owner of more than five percent of Equinix’s outstanding shares of common stock, (ii) each of Equinix’s directors and nominees, (iii) each of the executive officers named in Executive Compensation and Related Information, and (iv) all current directors and executive officers (as defined by applicable securities laws) as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. Unless otherwise indicated, the address for each listed stockholder is c/o Equinix, Inc., One Lagoon Drive, Fourth Floor, Redwood City, CA 94065.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage of Total
Thomas Bartlett	210	*
Peter Ferris	15,374	*
Gary Hromadko	153,680	*
Scott Kriens(1)	75,936	*
William Luby(2)	41,282	*
Irving Lyons, III(3)	30,831	*
Charles Meyers	1,537	*
Christopher Paisley(4)	25,286	*
Eric Schwartz	18,461	*
Stephen Smith	29,440	*
Karl Strohmeyer	1,000	*
Keith Taylor	49,040	*
Peter Van Camp	11,679	*
SPO Advisory Corp.(5) 591 Redwood Hwy, Suite 3215, Mill Valley, CA 94941	5,207,900	10.45
Goldman Sachs Asset Management LP(6) 200 West Street, New York, NY 10282	3,247,765	6.52
JANA Partners LLC(7) 767 Fifth Avenue, 8th Floor, NY, NY 10153	3,010,199	6.04
Fir Tree, Inc.(8) 505 Fifth Avenue, 23 Floor, New York, NY 10017	2,967,422	5.96
BlackRock Fund Advisors(9) Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055	2,729,452	5.48
The Vanguard Group LLC(10) 100 Vanguard Blvd, Malvern, PA 19355	2,723,968	5.47
All current directors and executive officers as a group (13 persons)(11)	440,216	*

* Less than 1%.
(1)
  Includes 10,000 shares subject to options exercisable within 60 days of March 31, 2014. Also includes 3,305 shares pursuant to vested restricted stock units as to which Mr. Kriens has deferred the settlement of until the earlier of 30 days from his termination of service or February 15, 2015.
(2)
  Includes 3,305 shares pursuant to vested restricted stock units as to which Mr. Luby has deferred the settlement of until the earlier of 30 days from his termination of service or February 15, 2020. Mr. Luby disclaims beneficial ownership of 5,000 shares held in the Luby Family Trust except to the extent of his pecuniary interest therein.
(3)
  Includes 20,000 shares subject to options exercisable within 60 days of March 31, 2014. Also includes 1,262 shares pursuant to vested restricted stock units as to which Mr. Lyons has deferred the settlement of until the earlier of 30 days from his termination of service or February 15, 2017.
(4)
  Includes 12,500 shares subject to options exercisable within 60 days of March 31, 2014. Also includes an aggregate of 800 shares held in trusts for Mr. Paisley’s children and a brother.
(5)
  Based on the Schedule 13G filed with the Securities and Exchange Commission on March 21, 2014 (as updated by subsequent Section 16 filings). Includes 4,894,300 shares that are owned directly by SPO Partners II, L.P. (“SPO II”), and may be deemed to be indirectly beneficially owned by (i) SPO Advisory Partners L.P. (“SPO Advisory”), the sole general partner of SPO II, (ii) SPO Advisory Corp. (“SPO Corp.”), the sole general partner of SPO Advisory, and (iii) John H. Scully (“JHS”), Edward H. McDermott (“EHM”), and Eli J. Weinberg (“EJW”), the controlling persons of SPO Corp. Additionally, 313,600 shares are owned directly by San Francisco Partners, L.P. (“SFP”), and may be deemed to be indirectly beneficially owned by (i) SF Advisory Partners, L.P. (“SF Advisory”), the sole general partner of SFP, (ii) SPO Corp., the sole general partner of SF Advisory, and (iii) JHS, EHM and EJW. Additionally, the Phoebe Snow Foundation, Inc. (of which JHS is the controlling person, director and executive officer) owns 48,200 shares, which are included in the total.
(6)
  Based on a Schedule 13-F as of December 31, 2013 filed with the Securities and Exchange Commission.
(7)
  Based on a Schedule 13-F as of December 31, 2013 filed with the Securities and Exchange Commission.
(8)
  Based on a Schedule 13-F as of December 31, 2013 filed with the Securities and Exchange Commission.
(9)
  Based on a Schedule 13-F as of December 31, 2013 filed with the Securities and Exchange Commission.
(10)
  Based on a Schedule 13-F as of December 31, 2013 filed with the Securities and Exchange Commission.
(11)
  Includes an aggregate of 42,500 shares subject to options exercisable within 60 days of March 31, 2014. Also includes 7,872 shares pursuant to deferred restricted stock units.

Equity Compensation Plan Information
The following table provides information as of December 31, 2013 with respect to shares of our common stock issuable under our existing equity compensation plans:

	A		B	C
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans, excluding securities reflected in Column A
Equity compensation plans approved by security holders(1)	1,625,009	(2)(3)	$5.79 (4)	8,639,060 (5)
Equity compensation plans not approved by security holders	32,170		$44.20	260,326
Total	1,657,179		N/A	8,899,386

(1)
  On each January 1, commencing on January 1, 2001 and continuing through January 1, 2010, the number of shares reserved for issuance under the following equity compensation plans were automatically increased as follows: the Incentive Plan was automatically increased by the lesser of 6% of the then outstanding shares of common stock or 6.0 million shares and the Directors’ Plan was automatically increased by 50,000 shares of common stock. On each January 1, continuing through January 1, 2014, the 2004 ESPP was automatically increased by the lesser of 2% of the then outstanding shares of common stock or 500,000 shares.
(2)
  Includes 1,509,382 unissued shares subject to outstanding restricted stock units.
(3)
  Includes 5,878 stock options and 1,194 restricted stock units assumed pursuant to our acquisition of Switch & Data Facilities Company, Inc. effective April 30, 2010. No additional stock options, restricted stock units, or any other equity awards are issuable pursuant to the Switch and Data 2007 Stock Incentive Plan, including upon the cancellation of the stock options and restricted stock units which were assumed.
(4)
  The weighted-average exercise price takes into account 1,529,233 shares under approved plans issuable upon vesting of outstanding restricted stock units, which have no exercise price. The weighted-average exercise price for options only with respect to the approved plans is $82.2579.
(5)
  Includes 3,821,533 shares available for future issuance under the 2004 ESPP.
The following equity compensation plan that was in effect as of December 31, 2013 was adopted without the approval of our security holders:
The Equinix, Inc. 2001 Supplemental Stock Plan (the “2001 Plan”) was adopted by the Board on September 26, 2001. We have reserved 1,493,961 shares of common stock for issuance under the 2001 Plan, under which non-statutory stock options and restricted shares may be granted to non-executive officer employees and consultants of ours or any parent or subsidiary corporation. Options granted under the 2001 Plan must have an exercise price equal to no less than 85% of the fair market value on the date of grant; however, as of December 31, 2013, all options granted under the 2001 Plan have an exercise price equal to 100% of the fair market value on the date of grant. As of December 31, 2013, options to purchase 62,230 shares of common stock were outstanding under the 2001 Plan, 260,326 shares remained available for future grants, and options covering 1,171,405 shares had been exercised. Pursuant the 2001 Plan, upon a change-in-control of Equinix, each outstanding option and all shares of restricted stock will generally become fully vested unless the surviving corporation assumes the option or award or replaces it with a comparable award. Any options or shares of restricted stock, granted prior to February 2008, which are assumed or replaced in the transaction and do not otherwise accelerate at that time will become fully vested if the holder is subject to an involuntary termination within 18 months following the change-in-control. The Board may amend or terminate the 2001 Plan at any time, and the 2001 Plan will continue in effect indefinitely unless the Board of Director decides to terminate the plan earlier.

Section 16(a) Beneficial Ownership Reporting Compliance
The members of the Board, the executive officers of Equinix, and persons who hold more than 10% of Equinix’s outstanding common stock (“Section 16 Insiders”) are subject to the reporting requirements of Section 16(a) of the Exchange Act, which require them to file reports with respect to their ownership of Equinix’s common stock and their transactions in such common stock. Based on (i) the copies of Section 16(a) reports filed for the members of the Board and the executive officers for their 2013 fiscal year transactions in common stock and their common stock holdings and (ii) the written representations received by such persons, Equinix believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by Section 16 Insiders.

CORPORATE GOVERNANCE
Governance Committee
In May 2008, the Board established a Governance Committee (the “Governance Committee”) to (i) oversee the evaluation of the Board and (ii) review and consider developments in corporate governance practices and to recommend to the Board a set of effective corporate governance policies and procedures applicable to Equinix. A more detailed description on the functions of the Governance Committee can be found in the Governance Committee Charter, published on the corporate governance section of Equinix’s website at www.equinix.com.
Corporate Governance Guidelines
The Board follows the Equinix, Inc. Board of Directors Guidelines on Significant Corporate Governance Issues (the “Guidelines”) published on the corporate governance section of Equinix’s website at www.equinix.com. The Guidelines reflect the Board of Director’s dedication to monitoring the effectiveness of policy and decision-making at the Board of Director’s level. In conjunction with the Governance Committee, the Board will continue to monitor the effectiveness of these Guidelines.
Board Leadership Structure and Role in Risk Oversight
Prior to his current role, Mr. Van Camp was serving as both our Chief Executive Officer and as Chairman of the Board. In April 2007, Mr. Van Camp stepped down as Equinix’s Chief Executive Officer but retained the chairmanship of the Board as Executive Chairman, thus separating the two roles. Today, our Chief Executive Officer is responsible for the day to day leadership of Equinix and its performance, and for setting the strategic direction of Equinix. Mr. Van Camp, with his depth of experience and history with Equinix dating back to 2000, provides support and guidance to the Chief Executive Officer and to management as Executive Chairman. He also provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities, facilitates communication among directors and between directors and senior management, provides input to the agenda for Board meetings, works to provide an appropriate information flow to the Board, and presides over meetings of the full Board. Thus, while our Chief Executive Officer is positioned as the leader of Equinix and is free to focus on day to day challenges, our Board also has a strong leader with deep knowledge of Equinix in Mr. Van Camp. We believe this structure is best for both Equinix and our stockholders.
In February 2012, Mr. Paisley was designated by the Board as its Lead Independent Director. In this role, Mr. Paisley is responsible for presiding at all meetings of the Board at which the Executive Chairman is not present, calling and chairing all sessions of the independent directors, preparing the agenda and approving materials for meetings of the independent directors, briefing management directors about the results of deliberations among independent directors, consulting with the Executive Chairman regarding agendas, pre-read materials and proposed meeting calendars and schedules, collaborating with the Executive Chairman and acting as liaison between the Executive Chairman and the independent directors, and serving as the Board’s liaison for consultation and communication with stockholders as appropriate, including on request of major stockholders. In addition, the number of independent directors on our Board and our committee structure provide additional independent oversight of Equinix. For example, the Audit, Compensation and Nominating Committees of the Board, and the Real Estate Committee of the Board, where decisions regarding our expansion and capital deployment are vetted, consist entirely of independent directors. Our independent directors regularly hold private sessions and have direct access to management. A self-assessment of the Board is also conducted annually at which time each member is free to evaluate and comment as to whether they feel this leadership structure continues to be appropriate.
Our Board’s oversight of risk management is designed to support the achievement of organizational objectives, including strategic objectives, to improve Equinix’s long-term organizational performance and enhance stockholder value. The involvement of the full Board in setting Equinix’s business strategy is a key part of its assessment of what risks Equinix faces, what steps management is taking to manage those risks, and what constitutes an appropriate level of risk for Equinix. Our senior management attends the quarterly Board meetings, presents to the Board on strategic and other matters, and is available to address any questions or concerns raised on risk management-related or any other matters. Board members also have ongoing and direct access to senior management between regularly scheduled board meetings for any information requests or issues they would like to discuss. In addition, in September 2013 the Board held a full day strategy meeting with senior management to discuss strategies, key challenges, and risks and opportunities for Equinix. The Board intends to hold a meeting focused solely on strategy annually, to set the stage for the planning and development of Equinix’s operating plan for the coming year.
While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee’s charter mandates that it discuss guidelines and policies governing the process by which management and other persons responsible for risk management assess and manage Equinix’s exposure to risk, including Equinix’s major financial risk exposures, and the steps management has taken to monitor and control such exposures, based on consultation with management and the independent auditors. Equinix has completed a global risk assessment to identify key strategic, operational and financial risks. These risks have been communicated to and assessed by Equinix’s executive management and the Audit Committee. The Audit Committee also receives an annual assessment of the adequacy of the controls over financial reporting, including an assessment of the risks associated with the controls over the financial reporting process.
The Governance Committee oversees Equinix’s Governance, Risk and Compliance (“GRC”) Program, formally launched in 2013. In connection with this oversight, the Governance Committee will receive periodic updates on key issues such as enterprise risk management, business continuity and disaster recovery planning, cybersecurity and regulatory compliance. The Governance Committee will evaluate the effectiveness of risk mitigation capabilities identified in these areas as well as monitor for emerging risks. Equinix’s Compliance Officer, as leader of the GRC Program, will report on the program at each meeting of the Governance Committee.
In setting compensation, the Compensation Committee strives to manage risks arising from our compensation policies and programs by setting compensation at levels that maximize stockholder long-term value without encouraging excessive risk-taking. Finally, the Real Estate Committee manages risk by evaluating real estate expansion opportunities and the deployment of capital within the context of Equinix’s overall business and financial strategy and financial picture.
The Board believes that the risk management processes in place for Equinix are appropriate.
Compensation Policies and Practices Risk Assessment
We conducted a risk assessment of our compensation programs and presented the results to our Compensation Committee. The Compensation Committee considered the findings of the assessment and agreed with management’s conclusion that our compensation programs do not create excessive or inappropriate risks for Equinix. Our assessment involved a review of our material compensation arrangements, policies and practices for the purpose of identifying inherent risks and program features that mitigate or eliminate those risks. Factors that support this conclusion include the following:
•
  Overall mix of short and long-term incentives as well as mix of fixed and variable compensation.
•
  Base pay is fixed and targeted at the 50th percentile of market for all employees. Our competitive base pay supports our goal of attracting and retaining employees while still representing an efficient use of our resources. There is an annual market analysis and alignment with this objective and Equinix’s annual salary increase budget is approved by the Compensation Committee. Individual performance is also considered in setting base pay.
•
  Short-term incentive compensation is earned under our annual incentive plan which in 2014 will be funded based upon our performance against equally weighted revenue and adjusted EBITDA targets. We mitigate the risk of manipulation of financial results through a combination of strict internal controls and plan design, including a cap on bonus payouts and the fact that actual payouts are based on individual performance. In addition, for our executives, short-term incentive compensation represents a modest portion of total compensation.
•
  Long-term incentive compensation consists of RSUs. For non-executives, RSUs are granted with time-based vesting. For executives, RSUs are granted with both performance and time-based vesting elements. These awards compose the greatest portion of total compensation for our executives. Individual performance is considered in sizing the awards and award sizes are capped. For 2014, the performance elements for two-thirds of an executive’s annual RSU grant consist of both revenue and adjusted EBITDA achievement targets. Use of these two metrics ensures that executives are motivated to meet revenue targets while keeping costs contained. The risk of manipulation of financial results is also mitigated by strict internal controls. If the targets are met, the awards continue to vest over the next two years, off-setting the risk of short-term decision making. The performance element for the remaining one-third consists of TSR achievement over a two year period. If the two year target is met, the awards vest fully, off-setting the risk of short-term decision making and aligning the interests of executives with stockholders.
•
  In 2012, the Governance Committee approved stock ownership guidelines for Mr. Smith and his direct reports. The guidelines require that these executives achieve target ownership levels, expressed as a multiple of salary, within five years from the adoption date of November 30, 2012. The target ownership level for Mr. Smith is three times his annual salary; for all others the target ownership level is one time their annual salary.
•
  The Compensation Committee, comprised of independent members of the Board, approves all compensation for executives in its discretion. The Compensation Committee is advised by an independent consultant.
Director Independence
The Board is currently comprised of eight directors, six of whom qualify as independent directors pursuant to the rules adopted by the Securities and Exchange Commission applicable to the corporate governance standards for companies listed on the NASDAQ National Market System. The Board has determined that all of Equinix’s director nominees are independent within the meaning of the applicable NASDAQ listing standards, except for Mr. Smith, Equinix’s Chief Executive Officer and President, and Mr. Van Camp, Equinix’s Executive Chairman. The Audit, Compensation, Nominating and Real Estate Committees of the Board consist entirely of independent directors.
Nomination of Directors
The Nominating Committee of the Board (the “Nominating Committee”) operates pursuant to a written charter and has the exclusive right to recommend candidates for election as directors to the Board. The Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, having high moral character, having business experience, and being over 21 years of age. The Nominating Committee’s process for identifying and evaluating nominees is as follows: in the case of incumbent directors whose annual terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to Equinix during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with Equinix during their term. In the case of new director candidates, the Nominating Committee first determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon the Guidelines, the rules and regulations of the Securities and Exchange Commission, the rules of the NASDAQ Stock Market, and the advice of counsel, if necessary. The Nominating Committee may then use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee will then meet to discuss and consider such candidates’ qualifications and choose candidate(s) for recommendation to the Board.
There is no fixed set of qualifications that must be satisfied before a candidate will be considered. Rather, the Nominating Committee has the flexibility to consider such factors as it deems appropriate. In evaluating potential nominees for Board membership, the Nominating Committee considers qualification criteria such as independence, character, ability to exercise sound judgment, demonstrated leadership ability, skills, including financial literacy, educational background, diversity and experience, in the context of the current and anticipated needs of the Board and of the Company as a whole. In practice, the Nominating Committee has sought members with experience relevant to our industry and current strategy. For example, in 2007 the addition of Mr. Lyons to our Board was the result of a specific search designed to add experience in real estate to our Board as we embarked on a period of major expansion and in 2013 the addition of Mr. Bartlett was designed to add further REIT experience to our Board in advance of our REIT conversion. The Nominating Committee understands the importance and value of diversity on the Board and is therefore also committed to seeking out highly qualified women and individuals from minority groups to include in the pool from which Board nominees are chosen.
The Nominating Committee will consider candidates recommended by stockholders. Stockholders wishing to recommend candidates for consideration by the Nominating Committee may do so by writing to the Secretary of Equinix and providing the candidate’s name, biographical data and qualifications. The Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.
A more detailed description on the functions of the Nominating Committee can be found in the Nominating Committee Charter, published on the corporate governance section of Equinix’s website at www.equinix.com.
Stockholder Communications with the Board of Directors
Interested parties may contact the Board by sending correspondence to the attention of Equinix’s Secretary, c/o Equinix, Inc., One Lagoon Drive, Fourth Floor, Redwood City, California 94065. Any mail received by the Secretary, except improper commercial solicitations, will be forwarded to the members of Equinix’s Audit Committee for their further action, if necessary. Equinix does not have a policy requiring attendance by members of the Board at Equinix’s annual stockholder meetings. At Equinix’s 2013 Annual Meeting, Mr. Smith was in attendance and available for questions.
Code of Ethics and Business Conduct
Equinix has always taken the issue of corporate governance seriously. The Board has adopted (1) a Code of Business Conduct which applies to all directors, officers and employees and (2) an additional Code of Ethics for Chief Executive Officer and Senior Financial Officers. These documents can be found on the corporate governance section of Equinix’s website at www.equinix.com. In addition, anonymous reporting hotlines have been established to facilitate reporting of violations of financial and non-financial policies.
Should the Board ever choose to amend or waive a provision of the Code of Ethics for Chief Executive Officer and Senior Financial Officers, we may disclose such amendment or waiver on the corporate governance section of Equinix’s website at www.equinix.com.
Stock Ownership Guidelines
In its Guidelines, the Board has established a stock ownership requirement for Equinix’s non-employee directors to encourage them to have a significant financial stake in the company. The Guidelines state that each non-employee director should own not less than six times their cash annual retainer for general service on the Board in shares of Equinix’s common stock, including exercised stock options, vested RSUs and deferred RSUs. Non-employee directors serving on the Board as of November 17, 2010 have until December 31, 2015 to comply with the requirement, and new non-employee directors will have five years from the date of their election to the Board to comply. Compliance with this requirement will be measured annually at the end of each fiscal year.
Stock ownership guidelines for Mr. Smith and his direct reports have also been established and require that these executives achieve target ownership levels, expressed as a multiple of salary, within five years from the adoption date of November 30, 2012. The target ownership level for Mr. Smith is three times his annual salary; for all others the target ownership level is one times their annual salary. Compliance with this requirement will be measured annually at the end of each fiscal year.
No Hedging Policy
Equinix’s Insider Trading Policy prohibits our Board members, officers, employees and consultants from engaging in hedging transactions related to Equinix’s common stock.

Information Regarding the Board of Directors and its Committees
During the fiscal year ended December 31, 2013, the Board held eight meetings. For the fiscal year, during his period of service, each of the incumbent directors attended or participated in at least 92% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which each such director served. In the event any director missed a meeting, he would separately discuss material items with Mr. Smith or Mr. Van Camp. The Board has six standing committees: the Audit Committee, the Compensation Committee, the Governance Committee, the Nominating Committee, the Real Estate Committee and the Stock Award Committee, in addition to special committees that may be formed from time to time. The following table provides membership information for the incumbent directors for fiscal 2013 for such standing committees of the Board:

Name	Audit		Compensation		Governance		Nominating		Real Estate	Stock Award
Thomas Bartlett	X
Gary Hromadko	X						X		X
Scott Kriens			X				X	(1)
William Luby			X				X
Irving Lyons, III			X	(1)					X	X
Christopher Paisley	X	(1)			X				X
Stephen Smith										X
Peter Van Camp					X	(1)

(1)
  Committee Chairman
A detailed description of the Audit Committee can be found in the section entitled “Report of the Audit Committee of the Board of Directors” elsewhere in this proxy statement. The members of the Audit Committee in 2013 were Mr. Bartlett, Mr. Clontz, Mr. Hromadko and Mr. Paisley. Mr. Bartlett joined the Audit Committee effective April 2013 and Mr. Clontz left the Audit Committee in June 2013. Mr. Paisley is chairman of the Audit Committee and considered its financial expert. During the fiscal year ended December 31, 2013, the Audit Committee held nine meetings.
The Compensation Committee oversees, reviews and administers all of Equinix’s compensation, equity and employee benefit plans and programs relating to executive officers, including the named executive officers, approves the global guidelines for the compensation program for Equinix’s non-executive employees and approves Equinix’s projected global equity usage. The Compensation Committee also acts periodically to evaluate the effectiveness of the compensation programs at Equinix and considers recommendations from its consultant, Compensia, Inc. and from management regarding new compensation programs and changes to those already in existence. In addition, the Compensation Committee is consulted to approve the compensation package of a newly hired executive or of an executive whose scope of responsibility has changed significantly. A more detailed description of the functions of the Compensation Committee can be found in the Compensation Committee Charter, published on the corporate governance section of Equinix’s website at www.equinix.com, and also in Compensation Discussion and Analysis above. The members of the Compensation Committee are Mr. Kriens, Mr. Luby and Mr. Lyons. Mr. Lyons is chairman of the Compensation Committee. During the fiscal year ended December 31, 2013, the Compensation Committee held five meetings.
The Governance Committee’s functions are described above in the section entitled “Governance Committee”. The members of the Governance Committee are Mr. Paisley and Mr. Van Camp. Mr. Van Camp is chairman of the Governance Committee. During the fiscal year ended December 31, 2013, the Governance Committee held three meetings.
The Nominating Committee’s functions are described above in the section entitled “Nomination of Directors”. The members of the Nominating Committee are Mr. Hromadko, Mr. Kriens and Mr. Luby. Mr. Kriens is chairman of the Nominating Committee. During the fiscal year ended December 31, 2013, the Nominating Committee held one meeting.

The Real Estate Committee approves capital expenditures in connection with real estate development, expansion or acquisition within parameters set by the full Board. All decisions are made considering a projected 10-year internal rate of return and within the context of a multi-year capital expenditure development pipeline and cash flow analysis provided by management to the Real Estate Committee. In approving real estate capital expenditures, the Real Estate Committee also considers an overview of the project and the market, including the competition, strategy, current capacity and sales pipeline. In addition, the Real Estate Committee has the authority to analyze, negotiate and approve the purchase, sale, lease or sublease of real property, approve guarantees related to real property transactions and, subject to any limitations or terms, if any, imposed by the full Board, analyze, negotiate and approve real estate-related financing transactions. The members of the Real Estate Committee are Mr. Hromadko, Mr. Lyons and Mr. Paisley. During the fiscal year ended December 31, 2013, the Real Estate Committee held seven meetings.
The Stock Award Committee has the authority to approve the grant of stock awards to non-Section 16 officer employees and other individuals. The members of the Stock Award Committee are Mr. Lyons and Mr. Smith.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee was at any time during the 2013 fiscal year or at any other time an officer or employee of Equinix. No executive officer of Equinix serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or Compensation Committee of Equinix.
Certain Relationships and Related Transactions
Transactions with Goldman Sachs Group, Inc.
For the year ended December 31, 2013, revenues from entities affiliated with Goldman Sachs totaled approximately $5,230,027. Goldman Sachs Asset Management LP was a holder of greater than 5% of our outstanding common stock through the year ended December 31, 2013.
Approval of Related Transactions
Per its written charter, Equinix’s Audit Committee is responsible for reviewing all related party transactions in accordance with the rules of the NASDAQ National Market. Related parties include any of our directors or executive officers, our greater than 5% stockholders, and their immediate family members.
We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, with our interests. To identify related party transactions, each year we require our directors and executive officers to complete a questionnaire identifying any transactions with us in which the executive officer or director or their family members have an interest. We seek updates to this information from our directors and executive officers on a quarterly basis. We also ask our directors to update their list of companies they are affiliated with on a quarterly basis to help us identify related party transactions.
Finally, our Code of Business Conduct establishes corporate standards of behavior for all our employees, officers, and directors and sets our expectations of contractors and agents. Our Code of Business Conduct seeks to deter wrongdoing and to promote honest and ethical conduct, and encourages the reporting of illegal or unethical behavior. Waivers of the Code of Business Conduct may be granted by Equinix’s Chief Executive Officer or Compliance Officer, provided that waivers for executive officers or directors may only be granted by the Board or by one of its committees.
The Audit Committee Charter and the Code of Business Conduct are available on the corporate governance section of Equinix’s website at www.equinix.com.

PROPOSAL 4
APPROVAL OF AN AMENDMENT TO EQUINIX’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (“CHARTER”) TO IMPOSE OWNERSHIP AND TRANSFER RESTRICTIONS IN CONNECTION WITH EQUINIX’S REAL ESTATE INVESTMENT TRUST (“REIT”) CONVERSION PLAN
The Board recommends that Equinix’s stockholders adopt an amendment (the “Charter Amendment”) to Equinix’s Charter that would impose certain ownership limitations and transfer restrictions in connection with Equinix’s previously announced plan to pursue conversion to a REIT (the “Conversion Plan”). The Board believes the adoption of the Charter Amendment, and the imposition of the proposed ownership and transfer restrictions, is advisable because the Charter Amendment will help enforce Equinix’s compliance with REIT requirements. We believe that the charters of substantially all public, listed REITs contain comparable stock ownership and transfer restrictions.
The complete text of the proposed Charter Amendment, which would appear as a new section of the Charter, is set forth in Appendix A. The description in this proposal (this “Proposal”) is qualified in its entirety by reference to the complete text of the proposed Charter Amendment.
REIT Qualification
For Equinix to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), Equinix’s stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year (other than the first year for which an election to be a REIT has been made). Also, not more than 50% of the value of the outstanding shares of Equinix stock may be owned, directly or indirectly, by five or fewer “individuals” (as defined in the Code to include certain entities such as private foundations) during the last half of a taxable year (other than the first taxable year for which an election to be a REIT has been made). Finally, a person actually or constructively owning 10% or more of the vote or value of the outstanding shares of Equinix stock could lead to a level of affiliation between Equinix and one or more of its tenants that could disqualify Equinix’s revenues from the affiliated tenants and possibly jeopardize or otherwise adversely impact Equinix’s qualification as a REIT.
Ownership and Transfer Restrictions
To satisfy these ownership requirements and other requirements for continued qualification as a REIT, and to otherwise protect Equinix from the adverse consequences for REITs under the Code that would arise from a concentration of ownership among Equinix’s stockholders, the Charter Amendment contains provisions restricting the ownership or transfer of shares of all classes or series of stock of Equinix, including, without limitation, common stock or any series of preferred stock. Including ownership limitations in a REIT’s charter is the most effective mechanism to monitor compliance with the above-described provisions of the Code. In order to proceed with our Conversion Plan we must be able to monitor compliance with these requirements effectively. Furthermore, if we elect to be taxed as a REIT, any other mechanism to monitor compliance may not be as effective to maintain Equinix’s status as a REIT.
The Charter Amendment provides that, subject to the exceptions and the constructive ownership rules described in this Proposal, no person may own, or be deemed to own by virtue of the attribution provisions of the Code, in excess of (i) 9.8% in value of the outstanding shares of all classes or series of Equinix stock or (ii) 9.8% in value or number (whichever is more restrictive) of the outstanding shares of any class or series of Equinix stock. We refer to these restrictions as the “ownership limits”.
The applicable constructive ownership rules under the Code are complex and may cause stock owned actually or constructively by a group of related individuals and/or entities to be treated as owned by one individual or entity. As a result, the acquisition of less than 9.8% in value of the outstanding shares of Equinix stock or less than 9.8% in value or number of outstanding shares of any class or series of Equinix stock (including through the acquisition of an interest in an entity that owns, actually or constructively, shares of any class or series of Equinix stock) by an individual or entity could, because of constructive ownership, nevertheless cause a violation of the ownership limitations described in this Proposal.

The Charter Amendment also provides that the Board may, in its sole discretion, with respect to any person (i) exempt such person from the ownership limits and certain other REIT limits on ownership and transfer of Equinix stock described in this Proposal and (ii) establish a different limit on ownership for any such person. The Board, however, may not exempt from the ownership limits any person whose ownership of outstanding Equinix stock in violation of these limits would result in Equinix failing to qualify as a REIT. Pursuant to the terms of the Charter Amendment, in order for a person to be considered by the Board for exemption or a different limit on ownership, such person must make such representations and undertakings as are reasonably necessary to ascertain that such person’s beneficial or constructive ownership of Equinix stock will not then or in the future jeopardize Equinix’s ability to qualify as a REIT under the Code and must agree (unless the Board dispenses with such agreement) that any violation or attempted violation of such representations or undertakings (or other action that is contrary to the ownership limits and certain other REIT limits on ownership and transfer of Equinix stock described in this Proposal) will result in the automatic transfer to a trust of the shares of Equinix stock in excess of the ownership limits, as described in this Proposal. As a condition of any waiver of ownership limits and certain other REIT limits on ownership and transfer of Equinix stock, the Board may require an opinion of counsel or a ruling by the Internal Revenue Service satisfactory to the Board with respect to Equinix’s qualification as a REIT and may impose such other conditions as the Board deems appropriate in connection with the granting of the exemption or a different limit on ownership.
In connection with any waiver of the ownership limits or at any other time, the Charter Amendment permits the Board, from time to time, to increase the ownership limits for one or more persons and decrease the ownership limits for all other persons, provided that the new ownership limits may not, after giving effect to such increase and under certain assumptions set forth in the Charter Amendment, result in Equinix being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interests are held during the last half of a taxable year). Reduced ownership limits will not apply to any person whose percentage ownership of total outstanding shares of Equinix stock or of the outstanding shares of any class or series of Equinix stock, as applicable, is in excess of such decreased ownership limits until such time as such person’s percentage of total outstanding shares of stock or of the outstanding shares of any class or series of stock, as applicable, equals or falls below the decreased ownership limits, but any further acquisition of any Equinix stock resulting in such person’s beneficial ownership or constructive ownership thereof creating an increased excess over the decreased ownership limits will be in violation of the decreased ownership limits.
The Charter Amendment further prohibits (i) any person from transferring shares of Equinix stock if such transfer would result in shares of Equinix stock being beneficially owned by fewer than 100 persons (determined under the principles of Section 856(a)(5) of the Code); and (ii) any person from beneficially or constructively owning shares of Equinix stock if such ownership would result in Equinix failing to qualify as a REIT.
The foregoing ownership limitations will not apply if, after the approval and adoption of the Charter Amendment, the Board determines that it is no longer in the best interests of Equinix to attempt to qualify, or to continue to qualify, as a REIT or that compliance with all or any of the ownership limitations is no longer determined to be advisable by the Board in order for Equinix to qualify as a REIT.
Pursuant to the terms of the Charter Amendment, any person who acquires or attempts to acquire beneficial or constructive ownership of shares of Equinix stock that will or may violate the ownership limits or any of the other foregoing restrictions on transferability and ownership will be required to give notice to Equinix immediately (or, in the case of a proposed or attempted transaction, at least 15 days prior to such transaction) and provide Equinix with such other information as Equinix may request in order to determine the effect, if any, of such transfer on Equinix’s qualification as a REIT.
In addition, the terms of the Charter Amendment provide that if there is any purported transfer of shares of Equinix stock or other event or change of circumstances that would violate any of the restrictions described in this Proposal, then the number of shares causing the violation will be automatically transferred to a trust for the exclusive benefit of a designated charitable beneficiary, except that any transfer that results in the violation of the restriction relating to Equinix stock being beneficially owned by fewer than 100 persons will be automatically void and of no force or effect. The automatic transfer will be effective as of the close of business on the business day prior to the date of the purported transfer or other event or change of circumstances that requires the transfer to the trust. The person that would have owned the shares if they had not been transferred to the trust is referred to herein as “the purported transferee”. Any ordinary dividend paid to the purported transferee prior to the discovery by Equinix that the shares had been automatically transferred to a trust as described in this Proposal must be repaid to the trustee upon demand. If the transfer to the trust as described in this Proposal is not automatically effective, for any reason, to prevent violation of the applicable restriction contained in the Charter Amendment, then the transfer of the excess shares will be automatically void and of no force or effect.
Pursuant to the terms of the Charter Amendment, shares of Equinix stock transferred to the trustee are deemed to be offered for sale to Equinix, or its designee, at a price per share equal to the lesser of (1) the price per share in the transaction that resulted in such transfer to the trust or, if the purported transferee did not give value for the shares in connection with the event causing the shares to be held in trust (e.g., in the case of a gift, devise or other such transaction), the market price at the time of such event, and (2) the market price on the date Equinix or its designee accepts such offer. Equinix has the right to accept such offer until the trustee has sold the shares of Equinix stock held in the trust. Upon a sale to Equinix, the interest of the charitable beneficiary in the shares sold terminates and the trustee must distribute the net proceeds of the sale to the purported transferee, except that the trustee may reduce the amount that is payable to the purported transferee by the amount of any ordinary dividends that Equinix paid to the purported transferee prior to the discovery by Equinix that the shares had been transferred to the trust and that is owed by the purported transferee to the trustee as described in this Proposal. Any net sales proceeds in excess of the amount payable to the purported transferee shall be immediately paid to the charitable beneficiary, and any ordinary dividends held by the trustee with respect to such stock will be paid to the charitable beneficiary.
If Equinix does not buy the shares, the trustee must, as soon as reasonably practicable after receiving notice from Equinix of the transfer of shares to the trust, sell the shares to a person or entity who could own the shares without violating the restrictions described in this Proposal. Upon such a sale, the trustee must distribute to the purported transferee an amount equal to the lesser of (1) the price paid by the purported transferee for the shares or, if the purported transferee did not give value for the shares in connection with the event causing the shares to be held in trust (e.g., in the case of a gift, devise or other such transaction), the market price of the shares on the day of the event causing the shares to be held in the trust, and (2) the sales proceeds (net of commissions and other expenses of sale) received by the trustee for the shares. The trustee may reduce the amount that is payable to the purported transferee by the amount of any ordinary dividends that Equinix paid to the purported transferee before the discovery by Equinix that the shares had been transferred to the trust and that is owed by the purported transferee to the trustee as described in this Proposal. Any net sales proceeds in excess of the amount payable to the purported transferee will be immediately paid to the charitable beneficiary, together with any ordinary dividends held by the trustee with respect to such stock. In addition, if prior to discovery by Equinix that shares of Equinix stock have been transferred to a trust, such shares of stock are sold by a purported transferee, then such shares will be deemed to have been sold on behalf of the trust and, to the extent that the purported transferee received an amount for or in respect of such shares that exceeds the amount that such purported transferee was entitled to receive as described in this Proposal, such excess amount shall be paid to the trustee upon demand. The purported transferee has no rights in the shares held by the trustee.
The trustee will be designated by Equinix and must be unaffiliated with Equinix and any purported transferee. Prior to the sale of any shares by the trust, the trustee will receive, in trust for the beneficiary, all distributions paid by Equinix with respect to the shares and may also exercise all voting rights with respect to the shares.
In addition, if the Board determines that a proposed or purported transfer would violate the restrictions on ownership and transfer of Equinix stock set forth in the Charter, as amended by the Charter Amendment, the Board may take such action as it deems advisable to refuse to give effect to or to prevent such violation, including but not limited to, causing Equinix to repurchase shares of Equinix stock, refusing to give effect to the transfer on Equinix’s books or instituting proceedings to enjoin the transfer.

These ownership limitations and transfer restrictions could have the effect of delaying, deferring or preventing a takeover or other transaction in which stockholders might receive a premium for their shares of Equinix stock over the then prevailing market price or which stockholders might believe to be otherwise in their best interest.
Disclosure of Stock Ownership by Our Stockholders
Under the Charter Amendment, following the end of each REIT taxable year, every owner of 5% or more (or such lower percentage as required by law) of the outstanding shares of any class or series of Equinix stock must, upon request, provide Equinix written notice of certain information as provided in the Charter Amendment. In addition, each beneficial owner or constructive owner of Equinix stock, and any person (including the stockholder of record) who is holding shares of Equinix stock for a beneficial owner or constructive owner will, upon demand, be required to provide Equinix with such information as Equinix may request in good faith in order to determine Equinix’s qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.
Vote Required; Effect of Voting
The Charter Amendment requires the affirmative vote of the holders of at least a majority of the voting power of all of our outstanding shares. If the Charter Amendment is approved, then it will become effective upon filing with the Delaware Secretary of State, which filing Equinix expects to make promptly after the Annual Meeting, assuming the Proposal is approved. If the Charter Amendment becomes effective, it will be binding on the shares held by holders of Equinix stock who voted in favor of this Proposal and all shares of Equinix stock issued subsequent to the effective time of the Charter Amendment. However, in accordance with Section 202(b) of the General Corporation Law of the State of Delaware, the ownership and transfer restrictions will not be binding on any shares of Equinix stock outstanding prior to the effective time of the Charter Amendment that are not voted in favor of the Proposal. Without the approval of a significant majority of the shares of Equinix common stock, the Board may consider whether the non-binding nature of the Charter Amendment on the shares held by stockholders that did not vote for the Proposal should cause it to consider other means of protecting Equinix’s REIT status. The Board reserves the right, notwithstanding stockholder approval (if obtained), to elect not to proceed with the Conversion Plan if, at any time prior to or after the filing of the Charter Amendment, the Board determines that it is no longer in the best interests of Equinix and the best interests of Equinix’s stockholders to proceed with the Conversion Plan.
Certain Considerations regarding the Charter Amendment and the Conversion Plan
As noted, the Charter Amendment is being proposed for approval by Equinix’s stockholders in connection with the Conversion Plan. As previously disclosed, Equinix believes the REIT structure has the potential to create new opportunities for value creation while supporting Equinix’s growth strategies. The anticipated benefits to stockholders include significant tax savings for Equinix and increases in income distributable to stockholders. Equinix has begun to implement the Conversion Plan, pursuant to which Equinix would elect REIT status for the taxable year beginning January 1, 2015.
If Equinix is able to convert to, and qualify as, a REIT, it will generally be permitted to deduct from U.S. federal income taxes dividends paid to its stockholders. The income represented by such dividends would not be subject to U.S. federal taxation at the entity level but would be taxed, if at all, at the stockholder level. Nevertheless, the income of Equinix’s U.S. taxable REIT subsidiaries (“TRS”), which will hold Equinix’s U.S. operations that may not be REIT-compliant, will be subject, as applicable, to U.S. federal and state corporate income tax, and Equinix and its subsidiaries will continue to be subject to foreign income taxes in jurisdictions in which they hold assets or conduct operations, regardless of whether held or conducted through qualified REIT subsidiaries (“QRS”) or TRS. Equinix will also be subject to a separate corporate income tax on any gains recognized during a specified period (generally 10 years) following the REIT conversion that are attributable to “built-in” gains with respect to the assets that Equinix owns on the date it converts to a REIT. If Equinix fails to qualify as a REIT, it will be subject to federal income tax at regular corporate rates. Even if Equinix qualifies for taxation as a REIT, it may be subject to some federal, state, local and foreign taxes on its income and property in addition to taxes owed with respect to Equinix’s TRS operations. In particular, while state income tax regimes often parallel the U.S. federal income tax regime for REITs, many states do not completely follow U.S. federal rules and some do not follow them at all.
Equinix’s ability to qualify as a REIT will depend upon its continuing compliance following the REIT conversion with various requirements, including requirements related to: (1) the share ownership in Equinix being sufficiently diversified such that Equinix is neither closely held nor 10%-or-more affiliated with its tenants; (2) the nature of Equinix’s assets being principally real estate or related to real estate leasing and licensing, with the possibility of investing in the securities of other issuers being very limited; (3) the sources of Equinix’s gross income being principally colocation revenues and fees for related services, with the balance of any gross income being principally comprised of passive investment income such as interest, dividends and capital gains; (4) the internal organization of Equinix’s subsidiaries and activities being suitably divided between QRS and TRS roles and responsibilities; and (5) the sufficiency of distributions to Equinix’s stockholders relating to both Equinix’s REIT taxable income and its pre-REIT accumulated earnings and profits.
Equinix’s distributions of REIT taxable income to its stockholders will generally be treated as ordinary dividend income. Thus, for example, U.S. tax-exempt stockholders will generally be exempt from taxation on such dividend income because dividend income does not generally constitute unrelated business taxable income. However, because Equinix as a REIT will generally not be subject to federal income tax on the portion of its REIT taxable income distributed to stockholders, these dividends to Equinix stockholders will generally be ineligible (or come with restricted eligibility) for a variety of other preferences that apply to the dividends paid by non-REIT corporations. For example, Equinix’s distribution of REIT taxable income to its stockholders generally: (1) cannot qualify for the preferential tax rates on qualified dividend income for noncorporate taxpayers; (2) cannot qualify for the dividends received deduction for corporate taxpayers; and (3) can qualify only under restricted circumstances for the otherwise generally applicable treaty-based reductions in U.S. withholding and income taxes on dividends to non-U.S. stockholders. The more preferential treatment of non-REIT dividends may cause investors to perceive that an investment in Equinix as a REIT is less attractive than an investment in a non-REIT entity that pays dividends, thereby reducing the demand and market price for Equinix shares.
In accordance with tax rules applicable to REIT conversions, Equinix expects to issue special distributions to its stockholders of undistributed accumulated earnings and profits of approximately $700 million to $1.1 billion (collectively, the “E&P Distribution”), which Equinix expects to pay in a combination of up to 20% in cash and at least 80% in the form of Equinix common stock. Equinix expects to make the E&P Distribution only after receiving favorable private letter rulings from the Internal Revenue Service relating to the REIT conversion, obtaining approval of its Board of Directors and the completion of other necessary REIT conversion actions. Equinix anticipates making a portion of the E&P Distribution in 2014 with the balance distributed in 2015. In addition, following the completion of the REIT conversion, Equinix intends to declare regular distributions to its stockholders. Generally, Equinix expects the E&P Distribution and other distributions to be taxable as dividends to its stockholders, whether paid in cash or a combination of cash and common stock, and not as a tax-free return of capital or a capital gain. Equinix urges stockholders to consult their tax advisors regarding the specific tax consequences regarding these distributions.
Equinix is in the process of conducting a study of its pre-REIT accumulated earnings and profits as of the close of Equinix’s 2012 taxable year using Equinix’s historical tax returns and other available information. This is a very involved and complex study, which is not yet complete, and the actual result of the study relating to Equinix’s pre-REIT accumulated earnings and profits as of the close of Equinix’s 2012 taxable year may be materially different from Equinix’s current estimates. In addition, the estimated range of the E&P Distribution is also based on Equinix’s projected taxable income for its 2013 and 2014 taxable years and its current business plans and performance, but Equinix’s actual earnings and profits (and the actual E&P Distribution) will vary depending on, among other items, the timing of certain transactions, its actual taxable income and performance for 2013 and 2014 and possible changes in legislation or tax rules and IRS revenue procedures relating to distributions of earnings and profits. For these reasons and others, Equinix’s actual E&P Distribution may be materially different from the estimated range. The timing of the planned E&P Distribution, which may or may not occur, may be affected by potential tax law changes, the completion of various phases of the REIT conversion process and other factors beyond Equinix’s control. In addition, Equinix may decide, based on its cash flows and strategic plans, Internal Revenue Service revenue procedures relating to distributions of earnings and profits, leverage and other factors, to pay the E&P Distribution in a different mix of cash and common stock than as described above.
There remain significant implementation and operational complexities to address before Equinix can timely convert to a REIT, including obtaining a favorable private letter ruling from the Internal Revenue Service, completing internal reorganizations, modifying accounting, information technology and real estate systems, receiving stockholder approval for the Charter Amendment and making required stockholder payouts. Even if Equinix is able to satisfy the existing REIT requirements or any future REIT requirements, the tax laws, regulations and interpretations governing REITs may change at any time in ways that could be disadvantageous to it. Equinix can provide no assurance when conversion to a REIT will be successful, if at all. In addition, REIT qualification involves the application of highly technical and complex provisions of the Code to Equinix’s operations as well as various factual determinations concerning matters and circumstances not entirely within Equinix’s control. Although, if it converts to a REIT, Equinix plans to operate in a manner consistent with the REIT qualification rules, Equinix cannot give assurance that it will so qualify or remain so qualified. Further, under the Code, no more than 25% of the value of the assets of a REIT may be represented by securities of one or more TRS and other nonqualifying assets. This limitation may affect Equinix’s ability to make large investments in other non-REIT qualifying operations or assets. As such, compliance with REIT tests may hinder Equinix’s ability to make certain attractive investments, including the purchase of significant nonqualifying assets and the material expansion of non-real estate activities.
Even if the transactions necessary to implement REIT conversion are effected, Equinix’s Board may decide not to elect REIT status, or to delay such election, if it determines in its sole discretion that it is not in the best interests of Equinix or its stockholders. Equinix can provide no assurance if or when conversion to a REIT will be successful. Furthermore, the effective date of the REIT conversion could be delayed beyond January 1, 2015, in which event Equinix could not elect REIT status until the taxable year beginning January 1, 2016, at the earliest.
Even if Equinix converts to a REIT, it cannot provide assurance that its stockholders will experience benefits attributable to Equinix’s qualification and taxation as a REIT, including its ability to reduce its corporate level U.S. federal income tax through distributions to stockholders and to make regular distributions to its stockholders. The realization of the anticipated benefits to stockholders will depend on numerous factors, many of which are outside the control of Equinix. In addition, future cash distributions to stockholders will depend on Equinix’s cash flows, as well as the impact of alternative, more attractive investments as compared to dividends.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 4

PROPOSAL 5
APPROVAL OF AMENDMENT TO THE 2004 EMPLOYEE STOCK PURCHASE PLAN (“ESPP”) TO EXTEND ITS TERM AND REMOVE THE ANNUAL AUTOMATIC INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR PURCHASE UNDER THE ESPP
Stockholders are being asked to approve an amendment to the Equinix, Inc. 2004 Employee Stock Purchase Plan (the “ESPP”), as set forth in Appendix B, that will extend its term, together with that of the International Plan (as defined in the ESPP and, together with the ESPP, the “Purchase Plans”) for an additional 10 years to June 4, 2024. The Purchase Plans are currently scheduled to terminate in 2014. The proposed amendment to the Purchase Plans also removes the annual automatic increase in the number of shares available for purchase under the ESPP. The Board has approved the amendment to the Purchase Plans, subject to stockholder approval. Equinix is not requesting additional shares under the Purchase Plans.
The purpose of the ESPP is to provide employees of Equinix and its subsidiaries with an opportunity to purchase shares at a discount from the prevailing fair market value of Equinix stock, and thus have an additional incentive to contribute to the success of Equinix. It is intended that the ESPP satisfy the requirements of Section 423 of the Internal Revenue Code. The International ESPP, and the right of participants to make purchases thereunder, has been adopted to facilitate participation by employees located outside the United States and is not intended to meet the requirements of an employee stock purchase plan as defined in Section 423 of the Internal Revenue Code.
As of March 31, 2014, the closing price of our stock on Nasdaq was $184.84.
Summary of the ESPP
The following description of the Purchase Plans, as proposed to be amended by this Proposal, is a summary and is qualified by reference to the Purchase Plans as set forth in Appendix B.
Number of Shares Available under the Purchase Plans.   As of March 31, 2014, there were 3,821,533 shares available for future issuance under the Purchase Plans. We are not seeking additional shares, and the “evergreen” provision (which previously provided an annual increase in shares under the Purchase Plans through 2014) will no longer be in effect following the increase that occurred in January 2014.
Amendment and Termination.   The Purchase Plans shall continue in effect until the earlier of (i) June 4, 2024, (ii) the date on which all shares available for issuance under the Purchase Plans shall have been issued or (iii) a corporate transaction, unless the Purchase Plans are earlier terminated by the Board in its discretion. The Board may at any time alter, amend, suspend or discontinue the Purchase Plans. The approval of the stockholders will be required to increase shares available for issuance under the Purchase Plans.
Administration.   The Compensation Committee administers the Purchase Plans. The Compensation Committee has full power to interpret the Purchase Plans, and its decisions are final and binding upon all participants.
Eligibility.   Generally, any employee of Equinix or one of its designated subsidiaries who is customarily employed by a participating company more than 20 hours per week and for more than five months per calendar year is eligible to participate in the Purchase Plans. As of March 31, 2014, there were approximately 2,956 employees eligible to purchase in the Purchase Plans. No employee who owns 5% or more of either the voting power or the value of all classes of stock of Equinix may participate in the ESPP.
Participation.   An employee may join the ESPP by authorizing after-tax payroll contributions to be deducted from gross wages. The deduction may be between 1% and 15% of the employee’s cash compensation. A participant’s right to participate in the Purchase Plans ends when the participant’s employment ends. Participants in the ESPP are subject to applicable limits on purchases under tax regulations. Different rules may apply with respect to the International ESPP.

Offering.   The Purchase Plans are implemented by offering periods that generally have a duration of 24 months; each offering period is comprised of a series of one or more successive purchase periods, which generally have a duration of six months. Offering periods are concurrent and successive and, accordingly, a new offering period commences every six months and runs concurrently with each prior offering period. The Compensation Committee in its discretion may vary the beginning date and ending date of the offering periods, provided no offering period shall exceed 24 months in length, and may vary the duration of an offering period or purchase period. A new offering period will commence on February 15 and August 15 of each calendar year or on such other date selected by the Compensation Committee.
Purchases.   The purchase price per share under the Purchase Plans will not be less than 85% of the lower of (i) the fair market value of a share of common stock on the first day of the applicable offering period, or (ii) the fair market value of a share of common stock on the last day of the purchase period. Generally, the fair market value of the common stock on a given date is the closing sale price of our common stock.
Adjustments.   If any change in the common stock occurs (through re-capitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change affecting the outstanding common stock as a class without Equinix’s receipt of consideration), appropriate adjustments shall be made by Equinix to the class and maximum number of shares subject to the Purchase Plans, to the class and maximum number of shares purchasable by each participant on any one purchase date, and the class and number of shares and purchase price per share subject to outstanding purchase rights in order to prevent the dilution or enlargement of benefits thereunder.
Corporate Transaction.   In the event of (i) a merger or consolidation of Equinix with or into another entity or any other corporate reorganization or (ii) the sale, transfer or other disposition of all or substantially all of the assets of Equinix or the complete liquidation or dissolution of Equinix (a “corporate transaction”), each purchase right under the ESPP will automatically be exercised immediately before consummation of the corporate transaction as if such date were the last purchase date of the offering period. The purchase price per share shall not be less than eighty-five percent (85%) of the lower of the fair market value per share of common stock on the start date of the offering period or the fair market value per share of common stock immediately prior to the effective date of such corporate transaction. Any payroll deductions not applied to such purchase shall be promptly refunded to the participant.
U.S. Federal Income Tax Consequences
The following is only a summary of the principal United States federal income taxation consequences to the participant and Equinix with respect to the Purchase Plans, based on advice received from counsel to Equinix regarding current United States federal income tax laws. This summary is not intended to be exhaustive and among other things, does not discuss the tax consequences of a participant’s death or the income tax laws of any city, state or foreign country in which the participant may reside.
The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. Under a plan that so qualifies, no taxable income will be reportable by a participant, and no deductions will be allowable to Equinix, by reason of the grant or exercise of the purchase rights issued thereunder. A participant will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.
A sale or other disposition of the purchased shares will be a disqualifying disposition if made before the later of two years after the start of the offering period in which such shares were acquired or one year after the shares are purchased. If the participant makes a disqualifying disposition of the purchased shares, then Equinix will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount by which the fair market value of such shares on the date of purchase exceeded the purchase price, and the participant will be required to satisfy the employment and income tax withholding requirements applicable to such income. In no other instance will Equinix be allowed a deduction with respect to the participant’s disposition of the purchased shares.
Any additional gain or loss recognized upon the disposition of the shares will be a capital gain, which will be long-term if the shares have been held for more than one (1) year following the date of purchase under the ESPP.

New Plan Benefits
Because benefits under the Purchase Plans depend on employees’ elections to participate in the plan and the fair market value of Equinix shares at various future dates, it is not possible to determine future benefits that will be received by participants in the plan. Non-employee directors are not eligible to participate in the Purchase Plans.
During fiscal year 2013 purchases under the Purchase Plans were made by the following individuals and groups:

Name and Position	Number of Shares
Stephen Smith, Chief Executive Officer	219
Keith Taylor, Chief Financial Officer	277
Charles Meyers, Chief Operating Officer	419
Eric Schwartz, President, Equinix EMEA	277
Karl Strohmeyer, President, Equinix Americas	0
Peter Ferris, Senior Vice President	247
Executive Officer Group	1,439
Non-Executive Officer Employee Group	213,546

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 5

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
A number of brokers with account holders who are stockholders of Equinix will be “householding” Equinix’s proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Equinix, Inc., One Lagoon Drive, Fourth Floor, Redwood City, California 94065, Attn: Stock Services, or contact Equinix Stock Services by telephone at (650) 598-6000 and a separate proxy statement and annual report will be delivered to you promptly. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.
STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING
Stockholders who intend to have a proposal considered for inclusion in Equinix’s proxy materials for presentation at the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act must submit the proposal to Equinix no later than January 1, 2015. Pursuant to Rule 14a-4(c) of the Exchange Act and Equinix’s Amended and Restated Bylaws, stockholders who intend to present a proposal at the 2015 Annual Meeting without inclusion of such proposal in the proxy materials are required to notify Equinix of such proposal not earlier than February 4, 2015 and not later than 5:00 p.m., Pacific Standard Time on March 6, 2015, so long as the 2015 Annual Meeting is not advanced by more than 30 days or delayed by more than 70 days from June 5, 2014 (the anniversary date of the prior year’s annual meeting). If Equinix does not receive notification of the proposal within that time frame it will be considered untimely and we will not be required to present it at the 2015 Annual Meeting.
All stockholder proposals and notice of stockholder proposals should be sent to Equinix, Inc. at One Lagoon Drive, Fourth Floor, Redwood City, California 94065, Attn: Secretary. Equinix reserves the right to reject, rule out of order, or take other appropriate action with respect to any stockholder proposal that does not satisfy the conditions and rules established by the Securities and Exchange Commission.

OTHER MATTERS
The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.
Equinix will mail without charge, upon written request, a copy of Equinix’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Requests should be sent to Equinix, Inc., at One Lagoon Drive, Fourth Floor, Redwood City, California 94065, Attn: Investor Relations.
BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Peter Van Camp
Peter Van Camp
Executive Chairman
Redwood City, California
May 1, 2014
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE , OR FOLLOW THE INSTRUCTIONS BELOW TO SUBMIT YOUR PROXY BY TELEPHONE OR ON THE INTERNET. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.
THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

Appendix A
CERTIFICATE OF AMENDMENT
OF
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
EQUINIX, INC.
* * * * *
Equinix, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware:
DOES HEREBY CERTIFY:
FIRST:   That by unanimous written consent, the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, as set forth in the following paragraph, declaring said amendment to be in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor.
SECOND:   That the Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on August 16, 2000, as amended on June 9, 2011 and June 7, 2013, is hereby further amended by adding a the following new Article XI:
ARTICLE XI
Restrictions on Ownership and Transfer of Shares
Section 11.1.      Definitions.   For purposes of this Article XI, the following terms shall have the following meanings:
Beneficial Owner.   The term “Beneficial Owner” shall mean, with respect to any shares of Equity Stock, (i) any Person who owns such shares, whether directly or indirectly (including through a nominee), (ii) any Person who would be treated as the owner of such shares through the application of Section 544 of the Code, as modified by Section 856(h) of the Code, and (iii) any Person who would be considered a beneficial owner of such shares for purposes of Rule 13d-3 under the Exchange Act, provided, however, that in determining the number of shares Beneficially Owned by a Person, no share shall be counted more than once with respect to that Person. Whenever a Person Beneficially Owns shares of Equity Stock that are not actually outstanding (e.g., shares issuable upon the exercise of an option, the conversion of a convertible security or the exchange of an exchangeable security) (“Option Shares”), then, whenever this Restated Certificate requires a determination of the percentage of outstanding shares of a class of Equity Stock Beneficially Owned by such Person, the Option Shares Beneficially Owned by such Person shall also be deemed to be outstanding. The terms “Beneficial Ownership,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
Business Day.   The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.
Charitable Beneficiary.   The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 11.3(g) hereof, provided that each such organization must be described in Section 11.3(g)(ii) hereof.
Code.   The term “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations and rulings promulgated thereunder, all as from time to time in effect, or any successor law, regulations, and rulings, and any reference to any statutory, regulatory or ruling provision shall be deemed to be a reference to any successor statutory, regulatory or ruling provision.

Constructive Ownership.   The term “Constructive Ownership” shall mean ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including through a nominee), and shall include any interests that would be treated as owned actually or constructively through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.
Equity Stock.   The term “Equity Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, the Common Stock or any series of the Preferred Stock.
Excepted Holder.   The term “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by this Restated Certificate or by the Board of Directors pursuant to Section 11.2(g) hereof.
Excepted Holder Limit.   The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 11.2(g) hereof, the percentage limit established by the Board of Directors pursuant to Section 11.2(g) hereof, which percentage will be subject to adjustment pursuant to Section 11.2(h) hereof.
Initial Date.   The term “Initial Date” shall mean the date on which the Restated Certificate is amended to include this Article XI; provided, however, that following any Restriction Termination Date that corresponds to the preceding Initial Date, the term “Initial Date” means the date of public disclosure of a determination of the Board of Directors that (a) it is in the best interests of this Corporation to attempt to qualify or requalify as a REIT or (b) that compliance with all or any of the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth herein is advisable in order for the Corporation to qualify as a REIT.
Market Price.   The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Equity Stock, the Closing Price for such Equity Stock on such date. The “Closing Price” on any date shall mean the closing sale price (or if no closing sale price is reported, the average of the bid and asked prices or, if more than one such price in either case, the average of the average bid and the average asked prices) on that date as reported by the NASDAQ Global Select Market or, if such Equity Stock is not listed on the NASDAQ Global Select Market, on the principal national securities exchange on which such Equity Stock is listed or admitted to trading or, if such Equity Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automatic Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Equity Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Equity Stock selected by the Board of Directors or, in the event that “Market Price” is not able to be determined in accordance with any of the foregoing provisions of this definition, the fair market value of such Equity Stock, as determined in good faith by the Board of Directors. For the avoidance of doubt, the Closing Price will be determined without reference to after-hours or extended market trading.
Non-Transfer Event.   The term “Non-Transfer Event” shall mean any event or other changes in circumstances other than a purported Transfer, including, without limitation, any change in the value of any shares of Equity Stock and any redemption of any shares of Equity Stock.
Person.   The term “Person” shall mean an individual, corporation, firm, unincorporated organization, partnership, limited liability company, joint venture, estate, trust (inter vivos or testamentary, including any trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, estate of a deceased, insane or incompetent individual, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company, bank, trust company, land trust, business trust, statutory trust, real estate investment trust, government or quasi-governmental authority, or agency or political subdivision thereof, or other entity and also includes a “group” as that term is used for purposes of Rule 13d-5(b) or Section 13(d)(3) of the Exchange Act, and a group to which an Excepted Holder Limit applies.

Prohibited Owner.   The term “Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of Section 11.2(a)(1) hereof, would Beneficially Own or Constructively Own shares of Equity Stock in excess of the Stock Ownership Limit, or would beneficially own (determined under the principles of Section 856(a)(5) of the Code) shares of Equity Stock causing or increasing a violation of Section 11.2(a)(1)(v) hereof, and in either case if appropriate in the context, shall also mean any Person who would have been the record or actual owner of the shares that the Prohibited Owner would have so owned.
REIT.   The term “REIT” shall mean a “real estate investment trust” within the meaning of Sections 856 through 860 of the Code.
Restriction Termination Date.   The term “Restriction Termination Date” shall mean the first day after the preceding Initial Date on which the Board of Directors determines pursuant to Section 11.8 hereof that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with all or any of the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth herein is no longer determined to be advisable by the Board of Directors in order for the Corporation to qualify as a REIT, but only with respect to such restrictions and limitations.
Stock Ownership Limit.   The term “Stock Ownership Limit” shall mean not more than 9.8 percent (or such other amount designated by the Board of Directors pursuant to Section 11.2(h) hereof in the aggregate or with respect to any class or series of Equity Stock) (i) in value of the aggregate of the outstanding shares of Equity Stock or (ii) in value or number of shares, whichever is more restrictive, of the outstanding shares of any class or series of Equity Stock.
Transfer.   The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership of Equity Stock or the right to vote (other than revocable proxies or consents given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act) or receive dividends on Equity Stock, or any agreement to take any such actions or cause any such events, including, without limitation, (a) the granting or exercise of any option (or any disposition of any option) or entering into any agreement for the sale, transfer or other disposition of Equity Stock (or of beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership of Equity Stock), (b) any disposition of any securities or rights convertible into or exchangeable for Equity Stock or any interest in Equity Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, beneficially owned (determined under the principles of Section 856(a)(5) of the Code), Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
Trust.   The term “Trust” shall mean any trust provided for in Section 11.3(a) hereof.
Trustee.   The term “Trustee” shall mean each Person, unaffiliated with the Corporation and a Prohibited Owner, that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and that is appointed by the Corporation to serve as trustee of a Trust as provided by Section 11.3(a) hereof.
Section 11.2.      Equity Stock.
(a)   Ownership Limitations.   During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 11.4 hereof:
(1)      Basic Restrictions:
(i)      No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Stock Ownership Limit, and no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)     No individual (within the meaning of Section 542(a)(2) of the Code as modified by Section 856(h) of the Code) shall Beneficially Own shares of Equity Stock in excess of 9.8 percent in value of the aggregate outstanding shares of Equity Stock.
(iii)    No Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership of Equity Stock would result in the Corporation failing to qualify as a REIT.
(iv)    No Person shall Constructively Own shares of Equity Stock to the extent that such Constructive Ownership would cause any income of the Corporation that would otherwise qualify as “rents from real property” for purposes of Section 856(d) of the Code to fail to qualify as such.
(v)     Notwithstanding any other provisions contained herein but subject to Section 11.4 hereof, any Transfer of shares of Equity Stock that, if effective, would result in the Equity Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.
The number and value of the outstanding shares of Equity Stock (or any class or series thereof) held by any Person or individual (within the meaning of Section 542(a)(2) of the Code as modified by Section 856(h) of the Code) shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.
(2)      Transfer in Trust.   If any Transfer or Non-Transfer Event occurs on or after the Initial Date which, if effective or otherwise, would result in any Person Beneficially Owning or Constructively Owning (as applicable) shares of Equity Stock in violation of Section 11.2(a)(1)(i), (ii), (iii) or (iv) hereof:
(i)      then that number of shares of the Equity Stock, the Beneficial Ownership or Constructive Ownership (as applicable) of which otherwise would cause such Person to violate Section 11.2(a)(1)(i), (ii), (iii) or (iv) hereof (rounded up to the nearest whole share), shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 11.3 hereof, effective as of the close of business on the Business Day prior to the date of such Transfer or Non-Transfer Event, and such Person (or, if different, the direct or beneficial owner of such shares) shall acquire no rights in such shares or shall be divested of its rights in such shares, as applicable, and to the extent that, upon a transfer of shares of Equity Stock pursuant to this Section 11.2(a)(2)(i), a violation of any provision of Section 11.2(a)(1) hereof would nonetheless be continuing, then shares of Equity Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of Section 11.2(a)(1) hereof; or
(ii)     if the transfer to the Trust or Trusts described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 11.2(a)(1)(i), (ii), (iii) or (iv) hereof, then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section 11.2(a)(1)(i), (ii), (iii) or (iv) hereof (rounded up to the nearest whole share) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.
In determining which shares of Equity Stock are to be transferred to a Trust in accordance with this Section 11.2(a)(2) and Section 11.3 hereof, shares shall be so transferred to a Trust in such manner that minimizes the aggregate value of the shares that are transferred to the Trust (except to the extent that the Board of Directors determines that the shares transferred to the Trust shall be those directly or indirectly held or Beneficially Owned or Constructively Owned by a Person or Persons that caused or contributed to the application of this Section 11.2(a)(2)), and to the extent not inconsistent therewith, on a pro rata basis.
(b)   Remedies for Breach.   If the Board of Directors or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or Non-Transfer Event has taken place that results in a violation of Section 11.2(a)(1) hereof or that a Person intends to acquire or has attempted to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of any shares of Equity Stock in violation of Section 11.2(a)(1) hereof (whether or not such violation is intended), the Board of Directors or a committee thereof is authorized to take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Non-Transfer Event or otherwise prevent such violation, including, without limitation, causing the Corporation to repurchase shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or Non-Transfer Event; provided, however, that any Transfer or attempted Transfer in violation of Section 11.2(a)(1) hereof (or Non-Transfer Event that results in a violation of Section 11.2(a)(1) hereof) shall automatically result in the transfer to the Trust described above, or, if applicable, shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.
(c)   Notice of Restricted Transfer.   Any Person who acquires or attempts or intends to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of shares of Equity Stock that will or may violate Section 11.2(a)(1) hereof or any Person who held or would have owned shares of Equity Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 11.2(a)(2) hereof shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s qualification as a REIT.
(d)   Owners Required to Provide Information.   From the Initial Date and prior to the Restriction Termination Date:
(1)      every owner of five percent or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of the outstanding shares of any class or series of Equity Stock, upon request, shall provide in writing to the Corporation the name and address of such owner, the number of shares of each class and series of Equity Stock and other shares of the Equity Stock Beneficially Owned by it and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s qualification as a REIT and to ensure compliance with the Stock Ownership Limit; and
(2)      each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide in writing to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
(e)   Remedies Not Limited.   Subject to Section 11.8 hereof, nothing contained in this Section 11.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s qualification as a REIT.
(f)   Ambiguity.   The Board of Directors shall have the power to determine the application of the provisions of this Section 11.2 and Section 11.3 hereof and any definition contained in Section 11.1 hereof, including in the case of an ambiguity in the application of any of the provisions of this Section 11.2, Section 11.3 hereof, or any such definition, with respect to any situation based on the facts known to it. In the event this Section 11.2 or Section 11.3 hereof requires an action by the Board of Directors and this Restated Certificate fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 11.1, 11.2 or 11.3 hereof.
(g)   Exceptions:
(1)      Subject to Section 11.2(a)(1)(iii) hereof, the Board of Directors, in its sole discretion, may prospectively or retroactively exempt a Person from one or more of the ownership limitations set forth in Section 11.2(a)(1)(i) hereof and establish or increase an Excepted Holder Limit for such Person, may prospectively or retroactively waive the provisions of Section 11.2(a)(1)(ii) hereof with respect to a Person, and/or may prospectively or retroactively waive the provisions of Section 11.2(a)(1)(iv) hereof with respect to a Person if:
(i)      the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that such Person’s Beneficial Ownership and Constructive Ownership of such shares of Equity Stock in excess of the Stock Ownership Limit or in violation of the limitations imposed by Section 11.2(a)(1)(ii) hereof or Section 11.2(a)(1)(iv) hereof, as applicable, will not now or in the future jeopardize the Corporation’s ability to qualify as a REIT under the Code; and
(ii)     such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 11.2 hereof) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Sections 11.2(a)(2) and 11.3 hereof unless the Board determines that the agreement set forth in this Section 11.2(g)(1)(ii) is not necessary or advisable.
(2)      Prior to granting any exemption or waiver or creating any Excepted Holder Limit pursuant to Section 11.2(g)(1) hereof, the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s qualification as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exemption or waiver or creating any Excepted Holder Limit.
(3)      Subject to Section 11.2(a)(1)(iii) hereof, an underwriter or placement agent (or Person acquiring securities for a similar purpose and function) that participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own and Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Stock Ownership Limit but only to the extent necessary to facilitate such public offering or private placement.
(4)      The Board of Directors may reduce the Excepted Holder Limit for an Excepted Holder only: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Stock Ownership Limit.
(h)   Increase or Decrease in Stock Ownership Limit.   Subject to Section 11.2(a)(1)(iii) hereof, the Board of Directors may from time to time increase the Stock Ownership Limit (or any portion thereof) for one or more Persons and decrease the Stock Ownership Limit (or any portion thereof) for all other Persons; provided, however, that (i) any such decreased Stock Ownership Limit (or portion thereof) will not be effective for any Person whose ownership in Equity Stock is in excess of the decreased Stock Ownership Limit (or portion thereof) until such time as such Person’s ownership in Equity Stock equals or falls below the decreased Stock Ownership Limit (or such decreased portion thereof), but any further Transfers of any Equity Stock resulting in such Person’s Beneficial Ownership or Constructive Ownership thereof creating an increased excess over the decreased Stock Ownership Limit (or portion thereof) will be in violation of the decreased Stock Ownership Limit (or portion thereof); and (ii) any new Stock Ownership Limit (or portion thereof) would not result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) if five unrelated individuals were to Beneficially Own the five largest amounts of Equity Stock permitted to be Beneficially Owned under such new Stock Ownership Limit, taking into account clause (i) of this proviso permitting ownership in excess of the decreased Stock Ownership Limit (or portion thereof) in certain cases.
(i)   Legend.   Each certificate for shares of Equity Stock, if certificated, shall bear a legend that substantially describes the foregoing restrictions on transfer and ownership, or, instead of such legend, the certificate, if any, may reference such restrictions and state that the Corporation will furnish a full statement about restrictions on transferability and ownership to a stockholder on request and without charge. In the case of any shares of Equity Stock that are uncertificated, such restrictions, or a reference to such restrictions and a statement that the Corporation will furnish a statement about restrictions on transferability and ownership set forth in this Article XI to any stockholder on request and without charge, will be contained in the notice or notices sent as required by applicable law.
Section 11.3.      Transfer of Equity Stock in Trust.
(a)   Ownership in Trust.   Upon any purported Transfer or Non-Transfer Event described in Section 11.2(a)(2) hereof that would result in a transfer of shares of Equity Stock to a Trust, such shares of Equity Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or Non-Transfer Event that results in the transfer to the Trust pursuant to Section 11.2(a)(2) hereof. The Trustee shall be appointed by the Corporation and shall be a Person meeting the qualifications set forth in Section 11.1 hereof. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 11.3(g) hereof.
(b)   Status of Shares Held by the Trustee.   Shares of Equity Stock held by the Trustee shall be issued and outstanding shares of Equity Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust. The Prohibited Owner shall have no claim, cause of action or other recourse whatsoever against the purported transferor of such shares.
(c)   Ordinary Dividend and Voting Rights.   The Trustee shall have all voting rights and rights to ordinary dividends with respect to shares of Equity Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any ordinary dividend paid prior to the discovery by the Corporation that the shares of Equity Stock have been transferred to the Trustee shall be paid by the recipient of such dividend to the Trustee upon demand and any ordinary dividend authorized but unpaid shall be paid when due to the Trustee. Any ordinary dividend so paid to the Trustee shall be held in trust for the Charitable Beneficiary, and shall be paid to the Charitable Beneficiary as soon as practicable. The Prohibited Owner shall not possess any rights to vote shares held in the Trust and, subject to the DGCL, effective as of the date that the shares of Equity Stock have been transferred to the Trust, the Trustee shall have the authority (at the Trustee’s sole discretion) to vote the shares, including the ability to revoke a proxy or ballot previously submitted by the Prohibited Owner, in accordance with the DGCL and the Bylaws of the Corporation, in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken corporate action, as determined by the Board of Directors, then the Trustee shall not have the voting rights with regard to such corporate action. Notwithstanding the provisions of this Article XI, until the Corporation has received notification that shares of Equity Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.
(d)   Rights upon Liquidation    Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Corporation, the Trustee shall be entitled to receive, ratably with each other holder of Equity Stock of the class or series of Equity Stock held in the Trust, that portion of the assets of the Corporation available for distribution to the holders of such class or series (determined based upon the ratio that the number of shares of such class or series of Equity Stock held by the Trustee bears to the total number of shares of such class or series of Equity Stock then outstanding). The Trustee shall distribute any such assets received in respect of the Equity Stock held in the Trust in any liquidation, dissolution or winding up or distribution of the assets of the Corporation, in accordance with Section 11.3 hereof.
(e)   Extraordinary Distribution and Sale of Shares by Trustee.   As soon as reasonably practicable after receiving notice from the Corporation that shares of Equity Stock have been transferred to the Trust (and no later than 20 days after receiving notice in the case of shares of Equity Stock that are listed or admitted to trading on any national securities exchange), the Trustee of the Trust shall sell the shares held in the Trust to a person whose ownership of the shares will not violate the ownership limitations set forth in Section 11.2(a)(1) hereof. Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate. Upon any such sale or receipt by the Trust of an extraordinary distribution, the Trustee shall distribute the net proceeds of the sale or extraordinary distribution to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 11.3(e). The Prohibited Owner shall receive the lesser of (i) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction or in the case of a Non-Transfer Event), the Market Price of the shares on the day of the event causing the shares to be held in the Trust, in each case reduced by any amounts previously received by the Prohibited Owner pursuant to this Section 11.3(e) in connection with prior extraordinary distributions and (ii) the sales or extraordinary distribution proceeds received by the Trustee (net of any commissions and other expenses of the Trustee as provided in Section 11.3(h) hereof) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of ordinary dividends which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 11.3(c) hereof. Any net sales proceeds and extraordinary distributions in excess of the amount payable to the Prohibited Owner shall be promptly distributed to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Equity Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 11.3(e), such excess shall be paid to the Trustee upon demand and, when received, shall be promptly distributed to the Charitable Beneficiary.
(f)   Purchase Right in Stock Transferred to the Trustee.   Shares of Equity Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction or in the case of a Non-Transfer Event), the Market Price of the shares on the day of the event causing the shares to be held in the Trust) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 11.3(e) hereof. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale, reduced by any amounts previously received by the Prohibited Owner pursuant to Section 11.3(e) hereof in connection with prior extraordinary distributions, to the Prohibited Owner; provided, however, that the Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 11.3(c) hereof. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be promptly distributed to the Charitable Beneficiary.
(g)   Designation of Charitable Beneficiaries.   By written notice to the Trustee, the Corporation may designate or, from time to time, change one or more nonprofit organizations as the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Equity Stock held in the Trust would not violate the restrictions set forth in Section 11.2(a)(1) hereof in the hands of such Charitable Beneficiary and (ii) each such organization must be organized under the laws of the United States, any state thereof, or the District of Colombia and must be described in Section 501(c)(3) of the Code, and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A) (other than clauses (vii) and (viii) thereof), 2055 and 2522 of the Code. Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided for in Section 11.2(a)(2) hereof shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment. The designation of a nonprofit organization as a Charitable Beneficiary shall not entitle such nonprofit organization to serve in such capacity and the Corporation may, in its sole discretion, designate a substitute or additional nonprofit organization meeting the requirements of this Section 11.3(g) as the Charitable Beneficiary at any time and for any or no reason. Any determination by the Corporation with respect to the application of this Article XI shall be binding on each Charitable Beneficiary.
(h)   Costs, Expenses and Compensation of Trustee and the Corporation.   The Trustee shall be indemnified by the Corporation or from the proceeds from the sale of shares of Equity Stock held in the Trust, as further provided in this Article XI, for its costs and expenses reasonably incurred in connection with conducting its duties and satisfying its obligations pursuant to this Article XI. The Trustee shall be entitled to receive reasonable compensation for services provided by the Trustee in connection with serving as a Trustee, the amount and form of which shall be determined by agreement of the Board of Directors and the Trustee. Costs, expenses and compensation payable to the Trustee pursuant to this Section 11.3(h) may be funded from the Trust or by the Corporation. The Corporation shall be entitled to reimbursement on a first priority basis (after payment in full of amounts payable to the Trustee pursuant to this Section 11.3(h)) from the Trust for any such amounts funded by the Corporation. Costs and expenses incurred by the Corporation in the process of enforcing the ownership limitations set forth in Section 11.2(a)(1) hereof, in addition to reimbursement of costs, expenses and compensation of the Trustee which have been funded by the Corporation, may be collected from the Trust.
Section 11.4.      Settlement of Transactions.   Nothing in this Article XI shall preclude the settlement of any transaction entered into through the facilities of the NASDAQ Global Select Market or the New York Stock Exchange or their successor national securities exchanges or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article XI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article XI.
Section 11.5.      Enforcement.   The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article XI. The Board of Directors shall have all power and authority necessary or advisable to implement the provisions of this Article XI.
Section 11.6.      Non-Waiver.   No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.
Section 11.7.      Severability.   If any provision (or part thereof) of this Article XI or any application of any such provision (or part thereof) is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.
Section 11.8.      Status as a REIT.   If the Corporation elects to qualify for federal income tax treatment as a REIT under Sections 856-860 of the Code, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the qualification of the Corporation as a REIT. Notwithstanding the foregoing, if a majority of the Board of Directors determines that it is no longer in the best interest of the Corporation to continue to have the Corporation qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election. The Board of Directors may also determine in its sole judgment and discretion that compliance with any restrictions or limitations on stock ownership and transfers set forth in Article XI is no longer advisable for REIT election and taxation.
THIRD:   Thereafter, pursuant to a resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, on June 4, 2014, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute and the Corporation’s Rested Certificate of Incorporation were voted in favor of the amendment.
FOURTH:   The foregoing amendment was duly adopted and in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Equinix, Inc. has caused this Certificate to be duly executed in its corporate name this [•] day of [•], 2014.
EQUINIX, INC.
By:

Name:
Title:

Appendix B
Equinix, Inc.
2004 Employee Stock Purchase Plan
(As Adopted Effective June 3, 2004)
(As Amended Effective January 27, 2010)
(As Amended Effective January 21, 2013)
[(As Amended Effective June 4, 2014)]

Equinix, Inc.
2004 Employee Stock Purchase Plan
SECTION 1.   PURPOSE OF THE PLAN.
The Board adopted the Plan to be effective as of June 3, 2004. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions.
SECTION 2.   ADMINISTRATION OF THE PLAN.
(a)
  Committee Composition.   The Committee shall administer the Plan. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.
(b)
  Committee Responsibilities.   The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.
SECTION 3.   ENROLLMENT AND PARTICIPATION.
(a)
  Offering Periods.
(i)
  Base Offering Periods.   While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year (the “Base Periods”). Such Offering Periods shall consist of the 24-month periods commencing on each February 15 and August 15 or such other periods or dates selected from time to time by the Committee. The other terms and conditions of each Base Offering Period shall be those set forth in this Plan document to the extent such terms are consistent with the requirements for qualification under Section 423 of the Code. The Base Offering Periods are intended to qualify under Section 423 of the Code.
(ii)
  Additional Offering Periods.   At the discretion of the Committee, additional Offering Periods may be conducted under the Plan. Such Offering Periods may, but need not, be intended to qualify under Section 423 of the Code. The Committee shall determine the commencement and duration of each Offering Period, and Offering Periods may be consecutive or overlapping. The other terms and conditions of each Offering Period shall be those set forth in this Plan document, with such changes or additional features as the Committee determines necessary to comply with local law.
(iii)
  Separate Offerings.   Each Offering Period conducted under the Plan is intended to constitute a separate “offering” for purposes of Section 423 of the Code.
(iv)
  Equal Rights and Privileges.   To the extent an Offering Period is intended to qualify under Section 423 of the Code, all participants in such Offering Period shall have the same rights and privileges with respect to their participation in such Offering Period in accordance with Section 423 of the Code and the regulations thereunder except for differences that may be mandated by local law and are consistent with the requirements of Section 423(b)(5) of the Code.
(b)
  Accumulation Periods.   While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six-month periods commencing on each February 15 and August 15 or such other periods or dates selected from time to time by the Committee. If additional Offering Periods are conducted, the Committee shall determine the Accumulation Periods applicable to such Offering Periods.
(c)
  Enrollment.   Any individual who, on the seventh calendar day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The Committee may require the completion of a period of eligibility service for all Eligible Employees prior to the start of any Offering Period. The enrollment form shall be filed with the Company at the prescribed location not later than 10 business days prior to the commencement of such Offering Period, except that the Company may announce a deadline that is less than 10 business days prior to the commencement of an Offering Period.
(d)
  Duration of Participation.   Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 5(a) or reaches the end of the Accumulation Period in which his or her employee contributions were discontinued under Section 4(d) or 8(b). A Participant who discontinued employee contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 8(b) shall automatically resume participation at the beginning of the earliest Accumulation Period ending in the next calendar year, if he or she then is an Eligible Employee.
(e)
  Applicable Offering Period.   For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:
(i)
  Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or (C) re-enrollment for a subsequent Offering Period under Paragraph (ii) or (iii) below.
(ii)
  In the event that the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period for which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.
(iii)
  Any other provision of the Plan notwithstanding, the Company (at its sole discretion) may determine prior to the commencement of any new Offering Period that all Participants shall be re-enrolled for such new Offering Period.
(iv)
  When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.
SECTION 4.   EMPLOYEE CONTRIBUTIONS.
(a)
  Frequency of Payroll Deductions.   A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.
(b)
  Amount of Payroll Deductions.   An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.
(c)
  Changing Withholding Rate.   If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after the Company has received such form. The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.
(d)
  Discontinuing Payroll Deductions.   If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after the Company has received such form. (In addition, employee contributions may be discontinued

automatically pursuant to Section 8(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after the Company has received such form.
(e)
  Limit on Number of Elections.   No Participant shall make more than two elections under Subsection (c) or (d) above during any Accumulation Period or such lesser or greater number of elections as may be permitted by the Committee.
SECTION 5.   WITHDRAWAL FROM THE PLAN.
(a)
  Withdrawal.   A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.
(b)
  Re-Enrollment After Withdrawal.   A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.
SECTION 6.   CHANGE IN EMPLOYMENT STATUS.
(a)
  Termination of Employment.   Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment provided that both Participating Companies are then participating in the same Offering Period.)
(b)
  Leave of Absence.   For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.
(c)
  Death.   In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant’s estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.
SECTION 7.   PLAN ACCOUNTS AND PURCHASE OF SHARES.
(a)
  Plan Accounts.   The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.
(b)
  Purchase Price.   The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be that price determined by the Committee and announced prior to the first business day of an Offering Period and shall not be less than the lower of:
(i)
  85% of the Fair Market Value of such share on the last trading day in such Accumulation Period; or
(ii)
  85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 3(e)).
(c)
  Number of Shares Purchased.   As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 5(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 2,500 shares of Stock (or such lesser number announced by the Committee prior to the start of an Offering Period) with respect to any Accumulation Period nor more than the amounts of Stock set forth in Sections 8(b) and 13(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.
(d)
  Available Shares Insufficient.   In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 13(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction. The numerator of such fraction is the number of shares that such Participant has elected to purchase, and the denominator of such fraction is the number of shares that all Participants have elected to purchase.
(e)
  Issuance of Stock.   Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her).
(f)
  Tax Withholding.   To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any shares of Stock under the Plan until such obligations are satisfied.
(g)
  Unused Cash Balances.   An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Accumulation Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 8(b) or Section 13(a) shall be refunded to the Participant in cash, without interest.
(h)
  Stockholder Approval.   Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.
SECTION 8.   LIMITATIONS ON STOCK OWNERSHIP.
(a)
  Five Percent Limit.   Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:
(i)
  Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;
(ii)
  Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and
(iii)
  Each Participant shall be deemed to have the right to purchase 2,500 shares of Stock under this Plan with respect to each Accumulation Period.

(b)
  Dollar Limit.   Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:
(i)
  In the case of Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).
(ii)
  In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year.
(iii)
  In the case of Stock purchased during an Offering Period that commenced in the second preceding calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the two preceding calendar years.
For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).
SECTION 9.   RIGHTS NOT TRANSFERABLE.
The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).
SECTION 10.   NO RIGHTS AS AN EMPLOYEE.
Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.
SECTION 11.   NO RIGHTS AS A STOCKHOLDER.
A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Accumulation Period.
SECTION 12.   SECURITIES LAW REQUIREMENTS.
Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 13.   STOCK OFFERED UNDER THE PLAN.
(a)
  Authorized Shares.   The number of shares of Stock available in the aggregate for purchase under the Plan and the International Plan from and after June 4, 2014 shall be the number of shares previously approved by stockholders and available as of such date, which is 3,821,533 shares (subject to adjustment pursuant to this Section 13).
(b)
  Anti-Dilution Adjustments.   The aggregate number of shares of Stock offered under the Plan, the 2,500-share limitation described in Section 7(c), the share limitation described in Section 13(a) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company’s stockholders or a similar event.
(c)
  Reorganizations.   Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period and Accumulation Period then in progress shall terminate and shares shall be purchased pursuant to Section 7, unless the Plan is continued or assumed by the surviving corporation or its parent corporation. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.
SECTION 14.   AMENDMENT OR DISCONTINUANCE.
The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. The Company’s Chief Executive Officer may also amend the Plan to the extent allowable under applicable law to effect non-material amendments. Except as provided in Section 13, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation. The Plan shall terminate automatically June 4, 2024, unless (a) the Plan is extended by the Board and (b) the extension is approved within 12 months by a vote of the stockholders of the Company.
SECTION 15.   DEFINITIONS.
(a)
  “Accumulation Period” means a period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).
(b)
  “Board” means the Board of Directors of the Company, as constituted from time to time.
(c)
  “Code” means the Internal Revenue Code of 1986, as amended.
(d)
  “Committee” means a committee of the Board, as described in Section 2.
(e)
  “Company” means Equinix, Inc., a Delaware corporation.
(f)
  “Compensation” means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. “Compensation” shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.
(g)
  “Corporate Reorganization” means:
(i)
  The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization; or

(ii)
  The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.
(h)
  “Eligible Employee” means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week. The foregoing notwithstanding, the Committee may determine prior to the commencement of an Offering Period that the foregoing exclusion on part-time employees shall not apply or to exclude employees whose customary employment is for fewer hours per week or fewer months in a calendar year; provided that such terms are applied in an identical manner to all employees of every Participating Company in such Offering Period. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.
(i)
  “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(j)
  “Fair Market Value” means the market price of Stock, determined by the Committee as follows:
(i)
  If the Stock was traded on The Nasdaq National Market or The Nasdaq SmallCap Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by such Market;
(ii)
  If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or
(iii)
  If none of the foregoing provisions is applicable, then the Committee shall determine the Fair Market Value in good faith on such basis as it deems appropriate.
Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.
(k)
  “International Plan” shall mean a sub-plan of the Plan for non-U.S. employees. Offerings under the International Plan are intended to constitute separate offerings from those conducted under the Plan.
(l)
  “Offering Period” means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 3(a), provided that an Offering Period shall in no event be longer than 27 months.
(m)
  “Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).
(n)
  “Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.
(o)
  “Plan” means this Equinix, Inc. 2004 Employee Stock Purchase Plan, as it may be amended from time to time.
(p)
  “Plan Account” means the account established for each Participant pursuant to Section 7(a).
(q)
  “Purchase Price” means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).
(r)
  “Stock” means the Common Stock of the Company.
(s)
  “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

C123456789IMPORTANT ANNUAL MEETING INFORMATION000004000000000.000000 ext000000000.000000 extENDORSEMENT_LINE______________ SACKPACK_____________000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extMR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.Electronic Voting InstructionsAvailable 24 hours a day, 7 days a week!Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 4, 2014.Vote by Internet-Go to www.investorvote.com/EQIX-Or scan the QR code with your smartphone-Follow the steps outlined on the secure websiteVote by telephone-Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone-Follow the instructions provided by the recorded messageAnnual Meeting Proxy Card1234 5678 9012 345IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.A Proposals - The Board recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5.1. Election of Directors:For WithholdFor WithholdFor Withhold01 - Thomas Bartlett02 - Gary Hromadko03 - Scott Kriens+04 - William Luby05 - Irving Lyons, III06 - Christopher Paisley07 - Stephen Smith08 - Peter Van CampForAgainst AbstainForAgainst Abstain2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.3. To approve by a non-binding advisory vote the compensation of the Company’s named executive officers.4. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to impose ownership and transfer restrictions in connection with Equinix’s Real Estate Investment Trust (“REIT”) conversion plan.5. Approval of an Amendment to the Company’s 2004 Employee Stock Purchase Plan (“ESPP”) to extend its term and remove the annual automatic increase in the number of shares available for purchase under ESPP.B Non-Voting ItemsChange of Address - Please print your new address below.Comments - Please print your comments below.Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign BelowPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) - Please print date below.Signature 1 - Please keep signature within the box.Signature 2 - Please keep signature within the box.C 1234567890J N TMR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND1 U P X1 9 7 8 5 4 1MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND01U0TA

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proxy - Equinix, Inc.One Lagoon Drive, Fourth Floor, Redwood City, California 94065This Proxy is Solicited on Behalf of the Board of Directors of Equinix, Inc. for the Annual Meeting of Stockholders to be held June 4, 2014The undersigned holder of Common Stock, par value $0.001, of Equinix, Inc. (the “Company”) hereby appoints Stephen M. Smith and Brandi G. Morandi, or either of them, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 4, 2014 at 10:30 a.m. local time, on the first floor of the Company’s headquarters located at One Lagoon Drive, Redwood City, California, 94065, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.This proxy, when properly executed, will be voted in the manner as described herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR PROPOSALS 2, 3, 4 AND 5, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS AND “FOR” PROPOSALS 2, 3, 4 AND 5. PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than oneproxy card, please sign and return ALL cards in the enclosed envelope.(continued and to be signed on reverse side.)